                      PR TAYLOR MULTIPLE EMPLOYER 401(K) PLAN

                                   AS ADOPTED BY

                             TINSLEY LABORATORIES, INC.

                          EFFECTIVE AS OF AUGUST 14, 1995









Prepared By:

COOLEY GODWARD CASTRO
 HUDDLESON & TATUM
5 Palo Alto Square, 4th Floor
Palo Alto, CA 94306
(415)843-5000
Stephen W. Fackler
Julie A. Vehrenkamp

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                                  TABLE OF CONTENTS

                                                                         PAGE

ARTICLE 1 - INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 2 - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  1
      2.1    Account . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
      2.2    Actual Contribution Percentage. . . . . . . . . . . . . . . .  1
      2.3    Actual Deferral Percentage. . . . . . . . . . . . . . . . . .  1
      2.4    Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . .  1
      2.5    Annual Additions. . . . . . . . . . . . . . . . . . . . . . .  2
      2.6    Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . .  2
      2.7    Board . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
      2.8    Break in Service. . . . . . . . . . . . . . . . . . . . . . .  2
      2.9    Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
      2.10   Committee . . . . . . . . . . . . . . . . . . . . . . . . . .  2
      2.11   Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
      2.12   Compensation. . . . . . . . . . . . . . . . . . . . . . . . .  2
      2.13   Contribution Rate . . . . . . . . . . . . . . . . . . . . . .  3
      2.14   Crosspoint. . . . . . . . . . . . . . . . . . . . . . . . . .  4
      2.15   Deferral Rate . . . . . . . . . . . . . . . . . . . . . . . .  4
      2.16   Defined Benefit Plan Fraction . . . . . . . . . . . . . . . .  5
      2.17   Defined Contribution Plan Fraction. . . . . . . . . . . . . .  5
      2.18   Disability. . . . . . . . . . . . . . . . . . . . . . . . . .  6
      2.19   Effective Date. . . . . . . . . . . . . . . . . . . . . . . .  6
      2.20   Eligible Employee . . . . . . . . . . . . . . . . . . . . . .  6
      2.21   Employee. . . . . . . . . . . . . . . . . . . . . . . . . . .  6
      2.22   Employer. . . . . . . . . . . . . . . . . . . . . . . . . . .  6
      2.23   Employer Contributions. . . . . . . . . . . . . . . . . . . .  7
      2.24   Employer Contributions Account. . . . . . . . . . . . . . . .  7
      2.25   Employment Commencement Date. . . . . . . . . . . . . . . . .  7
      2.26   Entry Date. . . . . . . . . . . . . . . . . . . . . . . . . .  7
      2.27   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
      2.28   Excess Aggregate Contributions. . . . . . . . . . . . . . . .  7
      2.29   Excess Contributions. . . . . . . . . . . . . . . . . . . . .  7
      2.30   Excess Elective Deferrals . . . . . . . . . . . . . . . . . .  8
      2.31   Five Year Break in Service. . . . . . . . . . . . . . . . . .  8
      2.32   Forfeiture. . . . . . . . . . . . . . . . . . . . . . . . . .  8
      2.33   Hardship. . . . . . . . . . . . . . . . . . . . . . . . . . .  8
      2.34   Highly Compensated Employee . . . . . . . . . . . . . . . . .  8
      2.35   Hour of Service . . . . . . . . . . . . . . . . . . . . . . . 10
      2.36   Investment Fund . . . . . . . . . . . . . . . . . . . . . . . 11


                                          i.

      2.37   Investment Management Advisor . . . . . . . . . . . . . . . . 11
      2.38   Investment Manager. . . . . . . . . . . . . . . . . . . . . . 11
      2.39   Limitation Year . . . . . . . . . . . . . . . . . . . . . . . 11
      2.40   Matching Contributions. . . . . . . . . . . . . . . . . . . . 11
      2.41   Matching Contributions Account. . . . . . . . . . . . . . . . 12
      2.42   Non-Highly Compensated Employee . . . . . . . . . . . . . . . 12
      2.43   Normal Retirement Age . . . . . . . . . . . . . . . . . . . . 12
      2.44   Participant . . . . . . . . . . . . . . . . . . . . . . . . . 12
      2.45   Period of Service . . . . . . . . . . . . . . . . . . . . . . 12
      2.46   Period of Severance . . . . . . . . . . . . . . . . . . . . . 12
      2.47   Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
      2.48   Plan Administrator. . . . . . . . . . . . . . . . . . . . . . 12
      2.49   Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      2.50   Profit Sharing Contributions. . . . . . . . . . . . . . . . . 13
      2.51   Profit Sharing Contributions Account. . . . . . . . . . . . . 13
      2.52   Qualified Nonelective Contributions . . . . . . . . . . . . . 13
      2.53   Qualified Nonelective Contributions Account . . . . . . . . . 13
      2.54   Reemployment Commencement Date. . . . . . . . . . . . . . . . 13
      2.55   Required Beginning Date . . . . . . . . . . . . . . . . . . . 13
      2.56   Review Panel. . . . . . . . . . . . . . . . . . . . . . . . . 13
      2.57   Rollover Account. . . . . . . . . . . . . . . . . . . . . . . 14
      2.58   Rollover Contribution . . . . . . . . . . . . . . . . . . . . 14
      2.59   Salary Deferral Account . . . . . . . . . . . . . . . . . . . 14
      2.60   Salary Deferral Agreement . . . . . . . . . . . . . . . . . . 14
      2.61   Salary Deferral Contributions . . . . . . . . . . . . . . . . 14
      2.62   Severance from Service Date . . . . . . . . . . . . . . . . . 14
      2.63   Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
      2.64   Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . 15
      2.65   Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
      2.66   Valuation Date. . . . . . . . . . . . . . . . . . . . . . . . 15
      2.67   Year of Service . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE 3 - ELIGIBILITY AND PARTICIPATION. . . . . . . . . . . . . . . . . 15
      3.1    Eligibility to Become a Participant . . . . . . . . . . . . . 15
      3.2    Participation in Salary Deferral Contributions. . . . . . . . 15
      3.3    Suspension of Participation . . . . . . . . . . . . . . . . . 15
      3.4    Reestablishing Eligible Employee Status and Plan Reentry. . . 16
      3.5    Termination of Participation. . . . . . . . . . . . . . . . . 16
      3.6    No Maximum Age. . . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE 4 - CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 16
      4.1    Salary Deferral Contributions . . . . . . . . . . . . . . . . 16
      4.2    Salary Deferral Agreement . . . . . . . . . . . . . . . . . . 19
      4.3    Employer Contributions. . . . . . . . . . . . . . . . . . . . 19
      4.4    Qualified Nonelective Contributions . . . . . . . . . . . . . 20

                                         ii.

      4.5    Time of Payment . . . . . . . . . . . . . . . . . . . . . . . 20
      4.6    Rollover Contributions. . . . . . . . . . . . . . . . . . . . 20
      4.7    Nondiscrimination Requirements. . . . . . . . . . . . . . . . 21
      4.8    Reversion of Contributions. . . . . . . . . . . . . . . . . . 27
      4.9    Other Limitations on Contributions. . . . . . . . . . . . . . 27

ARTICLE 5 - PARTICIPANTS' ACCOUNTS . . . . . . . . . . . . . . . . . . . . 29
      5.1    Individual Accounts . . . . . . . . . . . . . . . . . . . . . 29
      5.2    Revaluation of the Trust. . . . . . . . . . . . . . . . . . . 29
      5.3    Statements. . . . . . . . . . . . . . . . . . . . . . . . . . 29
      5.4    Allocation of Investment Income . . . . . . . . . . . . . . . 30

ARTICLE 6 - INVESTMENT OF PARTICIPANT'S ACCOUNTS . . . . . . . . . . . . . 30
      6.1    Investment Control. . . . . . . . . . . . . . . . . . . . . . 30
      6.2    Selection of Investment Funds . . . . . . . . . . . . . . . . 30
      6.3    Investment of Accounts. . . . . . . . . . . . . . . . . . . . 30
      6.4    Change of Investment Election as to Future Contributions. . . 30
      6.5    Transfers Between Investment Funds. . . . . . . . . . . . . . 30

ARTICLE 7 - VESTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
      7.1    Fully Vested Accounts . . . . . . . . . . . . . . . . . . . . 31
      7.2    Vesting of the Profit Sharing Contributions Account and
             Matching Contributions Account. . . . . . . . . . . . . . . . 31
      7.3    Change in Vesting Schedule. . . . . . . . . . . . . . . . . . 32
      7.4    Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . 32
      7.5    Vesting on Reemployment . . . . . . . . . . . . . . . . . . . 33

ARTICLE 8 - PLAN DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 34
      8.1    Events Permitting Distribution. . . . . . . . . . . . . . . . 34
      8.2    Applicable Distribution and Withdrawal Provisions . . . . . . 34
      8.3    Time of Distribution to Participant . . . . . . . . . . . . . 34
      8.4    Latest Time of Distribution . . . . . . . . . . . . . . . . . 35
      8.5    Small Benefits:  Immediate Payment. . . . . . . . . . . . . . 35
      8.6    Form of Distribution to Participant . . . . . . . . . . . . . 36
      8.7    Distribution of Death Benefit . . . . . . . . . . . . . . . . 36
      8.8    Beneficiary Designation; Spousal Consent Rights . . . . . . . 36
      8.9    Minimum Required Distributions; Incorporation of
             Regulations . . . . . . . . . . . . . . . . . . . . . . . . . 37
      8.10   Direct Rollover . . . . . . . . . . . . . . . . . . . . . . . 37
      8.11   Withholding on Distributions. . . . . . . . . . . . . . . . . 38
      8.12   Deferred Distribution . . . . . . . . . . . . . . . . . . . . 38
      8.13   Determination of Account Balance. . . . . . . . . . . . . . . 38
      8.14   No Liability. . . . . . . . . . . . . . . . . . . . . . . . . 38

ARTICLE 9 - WITHDRAWALS WHILE EMPLOYED . . . . . . . . . . . . . . . . . . 39
      9.1    Withdrawals From Rollover Account . . . . . . . . . . . . . . 39


                                         iii.

      9.2    Withdrawals From Salary Deferral Account. . . . . . . . . . . 39
      9.3    Withdrawals from Employer Contributions Account . . . . . . . 39
      9.4    Plan Administrator Consent. . . . . . . . . . . . . . . . . . 40
      9.5    Hardship Withdrawal Rules . . . . . . . . . . . . . . . . . . 40
      9.6    Frequency and Source of Withdrawals . . . . . . . . . . . . . 42
      9.7    Payment of Withdrawals. . . . . . . . . . . . . . . . . . . . 42
      9.8    Valuation Date. . . . . . . . . . . . . . . . . . . . . . . . 42

ARTICLE 10 - LOANS FROM THE PLAN . . . . . . . . . . . . . . . . . . . . . 42
      10.1   Eligibility for Loans . . . . . . . . . . . . . . . . . . . . 42
      10.2   Amount of Loans . . . . . . . . . . . . . . . . . . . . . . . 43
      10.3   Aggregate Loan Limitation . . . . . . . . . . . . . . . . . . 43
      10.4   Loan Requirements . . . . . . . . . . . . . . . . . . . . . . 43
      10.5   Loan Procedures . . . . . . . . . . . . . . . . . . . . . . . 44
      10.6   Segregated Investment . . . . . . . . . . . . . . . . . . . . 44

ARTICLE 11 - FUNDING POLICY AND METHOD . . . . . . . . . . . . . . . . . . 44
      11.1   Contributions . . . . . . . . . . . . . . . . . . . . . . . . 44
      11.2   Expenses of the Plan. . . . . . . . . . . . . . . . . . . . . 45
      11.3   Independent Accountant. . . . . . . . . . . . . . . . . . . . 45

ARTICLE 12 - FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION. . . . . . 45
      12.1   Plan Sponsor and Plan Administrator . . . . . . . . . . . . . 45
      12.2   Administrative Responsibilities . . . . . . . . . . . . . . . 45
      12.3   Management of Plan Assets . . . . . . . . . . . . . . . . . . 45
      12.4   Trustee and Investment Managers . . . . . . . . . . . . . . . 46
      12.5   Selection of Service Providers and Delegation of
             Fiduciary Responsibilities. . . . . . . . . . . . . . . . . . 46
      12.6   Service in Several Fiduciary Capacities . . . . . . . . . . . 46
      12.7   Appointment of the Committee. . . . . . . . . . . . . . . . . 46
      12.8   Indemnification . . . . . . . . . . . . . . . . . . . . . . . 47
      12.9   Removal of Plan Administrator and Other Named Fiduciaries . . 47

ARTICLE 13 - CLAIMS PROCEDURES . . . . . . . . . . . . . . . . . . . . . . 48
      13.1   Application for Benefits. . . . . . . . . . . . . . . . . . . 48
      13.2   Denial of Application . . . . . . . . . . . . . . . . . . . . 48
      13.3   Review Panel. . . . . . . . . . . . . . . . . . . . . . . . . 48
      13.4   Request for Review. . . . . . . . . . . . . . . . . . . . . . 48
      13.5   Decision on Review. . . . . . . . . . . . . . . . . . . . . . 48
      13.6   Rules and Interpretations . . . . . . . . . . . . . . . . . . 49
      13.7   Exhaustion of Remedies. . . . . . . . . . . . . . . . . . . . 49

ARTICLE 14 - AMENDMENT OR DISCONTINUANCE OF THE PLAN . . . . . . . . . . . 49
      14.1   Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . 49
      14.2   Merger, Consolidation or Transfer . . . . . . . . . . . . . . 49
      14.3   Right to Terminate Plan . . . . . . . . . . . . . . . . . . . 50

                                         iv.

      14.4   Employer's Rights and Obligations Upon Plan Termination . . . 50
      14.5   Participants' Rights Upon Plan Termination. . . . . . . . . . 50

ARTICLE 15 - TOP-HEAVY PROVISIONS. . . . . . . . . . . . . . . . . . . . . 50
      15.1   Top-Heavy Plan Defined. . . . . . . . . . . . . . . . . . . . 50
      15.2   Other Definitions . . . . . . . . . . . . . . . . . . . . . . 51
      15.3   Top-Heavy Accrual Rules . . . . . . . . . . . . . . . . . . . 52
      15.4   Impact on Contribution Limitations. . . . . . . . . . . . . . 53

ARTICLE 16 - MULTIPLE EMPLOYER PLAN. . . . . . . . . . . . . . . . . . . . 53
      16.1   Participation and Coverage. . . . . . . . . . . . . . . . . . 53
      16.2   Exclusive Benefit . . . . . . . . . . . . . . . . . . . . . . 54
      16.3   Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
      16.4   Deduction Limitations . . . . . . . . . . . . . . . . . . . . 54
      16.5   Qualification . . . . . . . . . . . . . . . . . . . . . . . . 54

ARTICLE 17 - GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . 54
      17.1   No Implied Employment Contract. . . . . . . . . . . . . . . . 54
      17.2   Benefits Not Assignable . . . . . . . . . . . . . . . . . . . 54
      17.3   Qualified Domestic Relations Orders . . . . . . . . . . . . . 55
      17.4   Payments of Benefits to Infants or Incompetents . . . . . . . 55
      17.5   Unclaimed Benefits. . . . . . . . . . . . . . . . . . . . . . 55
      17.6   Source of Benefits. . . . . . . . . . . . . . . . . . . . . . 55
      17.7   Forms of Plan Communications. . . . . . . . . . . . . . . . . 56
      17.8   IRS Qualification . . . . . . . . . . . . . . . . . . . . . . 56
      17.9   Construction of Plan. . . . . . . . . . . . . . . . . . . . . 56
      17.10  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 56
      17.11  Severability. . . . . . . . . . . . . . . . . . . . . . . . . 56

ARTICLE 18 - EXECUTION . . . . . . . . . . . . . . . . . . . . . . . . . . 57

                                          v.

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                       PR TAYLOR MULTIPLE EMPLOYER 401(K) PLAN



                                          1

                                     INTRODUCTION

       The PR Taylor Multiple Employer 401(k) Plan was originally effective on July 1, 1994.

       The Plan is intended to qualify as a profit-sharing plan under Sections 401(a) and 501 of the Code, with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. Notwithstanding the foregoing, contributions to the Plan shall be determined without regard to profits of the Employer or any Affiliate of the Employer. This plan document sets out the terms under which the Employer participates in the Plan, which is intended to be a multiple employer plan within the meaning of Section 413(c) of the Code. The Plan shall be maintained for the exclusive benefit of the Participants and their Beneficiaries.


                                          2

                                     DEFINITIONS

      The following terms when used in the Plan shall have the meanings specified below. Words in the masculine, feminine and neuter gender shall be deemed to include the other, and words in the singular shall include the plural and vice versa, unless a different meaning is plainly required by the context:

      2.1 "ACCOUNT" means, to the extent applicable to a Participant, the aggregate of the separate accounts and subaccounts maintained under the Plan and held by the Trustee for the benefit of a Participant, as described in Articles 5 and 6.

      2.2 "ACTUAL CONTRIBUTION PERCENTAGE" means the average of the Contribution Rates (calculated separately for each Eligible Employee) of the Eligible Employees in a group.

      2.3 "ACTUAL DEFERRAL PERCENTAGE" means the average of the Deferral Rates (calculated separately for each Eligible Employee) of the Eligible Employees in a group.

      2.4 "AFFILIATE" means any corporation or other trade or business (whether or not incorporated) that, together with the Employer is a member of a "controlled group of corporations" or is under "common control" as defined in
Section 414(b) or 414(c) of the Code, respectively, is a member of an "affiliated service group" as defined in Section 414(m) of the Code, or is required to be treated as a single employer pursuant to regulations under
Section 414(o) of the Code, but only to the extent provided in any such regulations. An entity

                                          1.

shall be considered an Affiliate only with respect to periods during which the relationship described above exists.

      2.5 "ANNUAL ADDITIONS" means, to the extent applicable under the Plan, the sum of the following amounts credited to a Participant's Account for any Limitation Year:

             (a)   Salary Deferral Contributions;

             (b)   Employer Contributions;

             (c)   Qualified Nonelective Contributions;

             (d)   Allocated Forfeitures; and

             (e) Amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

Notwithstanding the foregoing, Excess Elective Deferrals that are distributed in accordance with Subsection 4.1(d) of the Plan are not Annual Additions.
However, Excess Contributions and Excess Aggregate Contributions that are distributed (or in the case of Excess Aggregate Contributions, that are forfeited) in accordance with Paragraphs 4.7(b)(1) and (e)(1) of the Plan, respectively, are Annual Additions.

      2.6    "BENEFICIARY" means the person or persons entitled under
Section 8.8 to receive any Plan benefit payable pursuant to Section 8.7 following the death of a Participant.

      2.7 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

      2.8 "BREAK IN SERVICE" means, for purposes of eligibility and vesting, any one year Period of Severance.

      2.9 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      2.10 "COMMITTEE" means the 401(k) Plan Committee referred to in Section 12.7(a), if appointed as provided in Section 12.7.

      2.11 "COMPANY" means Tinsley Laboratories, Inc. and any successor thereto.

      2.12 "COMPENSATION" means for a Plan Year an Eligible Employee's wages as defined in Section 3401(a) of the Code, and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee with a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code (specifically, the amount shown in Box 1 on the Employee's Form W-2 or any successor method of reporting under Section 6041(d) of the Code).

                                          2.

Compensation shall be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

Notwithstanding the foregoing, for purposes of determining whether an individual is a Highly Compensated Employee or a Key Employee, Compensation shall be determined without regard to Sections 125, 402(e)(3), and 402(h)(1) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code. For purposes of calculating an Eligible Employee's Contribution Rate or Deferral Rate and allocating contributions under Article 4 (but not for purposes of the limitations contained in Section 4.9), Compensation shall include: (i) Salary Deferral Contributions, (ii) other elective contributions that are made by the Employer or an Affiliate on behalf of its Employees that are not includable in gross income under Sections 125, 402(e)(3), 402(h), and 403(b) of the Code,
(iii) Compensation deferred under an eligible deferred compensation plan within the meaning of Section 457(b) of the Code (deferred compensation plans of state and local governments and tax-exempt organizations), and (iv) employee contributions (under governmental plans) described in Section 414(h)(2) of the Code that are picked up by the employing unit and thus are treated as employer contributions.

Compensation of an Eligible Employee taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. If the period for determining Compensation used in calculating an Eligible Employee's allocation for a Plan Year is a short Plan Year (I.E., shorter than twelve (12) months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is twelve (12). In determining the Compensation of an Eligible Employee for purposes of this limitation, the family aggregation rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Eligible Employee and any lineal descendants of the Eligible Employee who have not attained age 19 before the close of the year. If, in complying with Section 414(q)(6) of the Code, the $150,000 limitation (as adjusted) is exceeded, then the $150,000 limitation shall be prorated among the affected individuals in proportion to each individual's Compensation as determined under this Section
2.12 prior to the application of the $150,000 limitation.

      2.13 "CONTRIBUTION RATE" means the rate (expressed as a percentage to the nearest one hundredth of one percent) determined by dividing:

             (a) The aggregate amount of any Matching Contributions made under the Plan on behalf of an Eligible Employee for the Plan Year; by

             (b)   The Eligible Employee's Compensation for the Plan Year.

The amount in Subsection (a) above shall include any Forfeiture allocated to the Participant's Account on the basis of Matching Contributions or Salary Deferral Contributions, which shall be

                                          3.

taken into account in the Plan Year in which such Forfeiture is allocated. The amount in Subsection (a) above shall not include any Matching Contributions that are forfeited as Excess Aggregate Contributions, or because the Salary Deferral Contributions to which they relate are treated as an Excess Contribution, Excess Elective Deferral or Excess Aggregate Contribution. The Compensation of an Eligible Employee taken into account in Subsection (b) above shall be limited, where applicable, to the Compensation of the Eligible Employee during the portion of the Plan Year during which he or she is eligible to participate in the Plan.

In computing the Contribution Rate, the Company may elect to include in the amount in Subsection (a) above:

                   (1) All or a portion of the Salary Deferral Contributions for such Employees;

                   (2) All or a portion of the Qualified Nonelective Contributions for such Employees; or

                   (3) All or a portion of any contributions (including, if applicable, any Employer Contributions) that constitute "qualified nonelective contributions" (as defined in Section 401(m)(4)(C) of the Code) or "elective deferrals" (as defined in Section 401(m)(4)(B) of the Code) made to the Plan or any other plan of the Employer or any Affiliate of the Employer;

provided, however, that the Salary Deferral Contributions, including those taken into account hereunder, satisfy the nondiscrimination test under Subsection 4.7(a). Any such election shall be subject to the requirements of and shall be made in accordance with any regulations applicable under
Section 401(m) of the Code.

      2.14 "CROSSPOINT" means Crosspoint Venture Partners and any successor thereto. The Employer hereby agrees that Crosspoint may delegate its rights and responsibilities under the Plan.

      2.15 "DEFERRAL RATE" means the rate (expressed as a percentage to the nearest one hundredth of one percent) determined by dividing:

             (a) The aggregate amount of the Eligible Employee's Salary Deferral Contributions, if any, for the Plan Year; by

             (b)   The Eligible Employee's Compensation for such Plan Year.

The Compensation of an Eligible Employee taken into account in Subsection (b) above shall be limited, where applicable, to the Compensation of the Eligible Employee during the portion of the Plan Year during which he or she is eligible to participate in the Plan.

In computing the Deferral Rate, the Employer may elect to include in the amount in Subsection (a) above:

                                          4.

                       (1) All or a portion of the Qualified Nonelective Contributions made on behalf of such Eligible Employees; or

                       (2)     All or a portion of any contributions
(including, if applicable, any Employer Contributions) that constitute "qualified nonelective contributions" (as defined in Section 401(m)(4)(C) of the Code) or "matching contributions" described in Section 401(k)(3)(D)(ii)(I) of the Code (generally known as "qualified matching contributions") made to the Plan or any other plan of the Employer or any Affiliate of the Employer.

Any such election shall be subject to the requirements of and shall be in accordance with regulations applicable under Section 401(k) of the Code.

       2.16 "DEFINED BENEFIT PLAN FRACTION" means, for any Limitation Year, a fraction, the numerator of which is the Participant's projected annual retirement income benefit under all the defined benefit plans (whether or not terminated) maintained by the Employer or any Affiliate of the Employer determined as of the end of the Limitation Year, and the denominator of which is the lesser of:

               (a) The product of 1.25 multiplied by $90,000 (which dollar amount shall be automatically adjusted for increases in the cost of living, if any, in accordance with regulations or other pronouncements issued by the Secretary of the Treasury or Commissioner of Internal Revenue, for such calendar year, under the authority granted by Section 415(d) of the Code); or

               (b) The product of 1.4 multiplied by one hundred percent (100%) of the Participant's average annual Compensation for the three (3) consecutive calendar years during which he or she received his or her greatest aggregate compensation from the Company and during which he or she was a Participant in the Plan.

The limitations under Subsection (a) shall be adjusted in the case of annual retirement income benefits which do not exceed $10,000 for the Limitation Year and for Participants with Years of Service of less than ten (10) years, to the extent provided in Sections 415(b)(4) and (5) of the Code.

       2.17 "DEFINED CONTRIBUTION PLAN FRACTION" means, for any Limitation Year, a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans maintained by the Employer or any Affiliate of the Employer (whether or not terminated) for the current and all prior Limitation Years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer or any Affiliate of the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect under
Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

       2.18 "DISABILITY" means any physical or mental condition which renders a Participant incapable of performing the work for which he or she was employed by the Employer or similar work offered by the Employer. The Disability of a Participant shall be determined by the Plan Administrator in its sole discretion, in accordance with uniform principles consistently applied, upon the basis of such evidence as the Plan Administrator deems necessary and advisable.

       2.19 "EFFECTIVE DATE" of the Plan means August 14, 1995, the date on which the Plan is adopted by the Company.

       2.20    "Eligible Employee" means any Employee, except any Employee who:

               (a)     Has not attained age eighteen (18);

               (b) Is a nonresident alien who received no earned income (within the meaning of Section 911(b) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

               (c) Is a member of a collective bargaining unit covered under a collective bargaining agreement, unless such agreement expressly provides for coverage of such bargaining unit members in the Plan; provided, however, that if such an Employee later becomes an Eligible Employee, all of his or her prior service with the Employer or an Affiliate of the Employer shall be credited immediately; or

               (d) Is a leased employee (within the meaning of Section 414(n) of the Code).

An individual's status as an Eligible Employee shall be determined by the Employer pursuant to the foregoing provisions, and such determination shall be conclusive and binding on all persons.

       2.21 "EMPLOYEE" means an individual who is employed by the Employer in the status of "employee" as that term is used in Section 3121(d)(1) or (2) of the Code or is a leased employee (as defined in Section 414(n) of the Code), unless such leased employee is covered by a plan of the leasing organization that meets the requirements of Section 414(n)(5)(B) of the Code and leased employees constitute no more than twenty percent (20%) of the Employer's Employees who are Non-Highly Compensated Employees. Notwithstanding the foregoing, "Employee" shall not include any individual performing services solely through an employment or leasing agency except to the extent required under Section 414(n) of the Code.

       2.22 "EMPLOYER" means the Company and each Affiliate of the Company that, with the approval of the Company and subject to such conditions as the Company may impose, adopts this Plan, and any successor or successors of any of them.

       2.23 "EMPLOYER CONTRIBUTIONS" means any Matching Contributions or Profit Sharing Contributions made by the Employer pursuant to Section 4.3.

       2.24 "EMPLOYER CONTRIBUTIONS ACCOUNT" means the aggregate of the separateaccounts into which Matching Contributions and Profit
Sharing Contributions, if any, and investment gains and losses thereon shall be credited.

       2.25 "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee first performs an Hour of Service for the Employer, including service performed prior to the Effective Date.

       2.26    "ENTRY DATE" means each January 1, April 1, July 1, and October
1.

       2.27 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

       2.28 "Excess Aggregate Contributions" means, for each Plan Year, the excess of:

               (a) The aggregate amount of Matching Contributions, Salary Deferral Contributions, and Qualified Nonelective Contributions actually taken into account in computing the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year, over

               (b) The maximum amount of such contributions permitted under the Actual Contribution Percentage test under Subsection 4.7(d).

The amount of Excess Aggregate Contributions for Eligible Employees who are Highly Compensated Employees shall be determined by first reducing the contributions of the Highly Compensated Employee(s) having the highest Contribution Rate by such amounts so as to cause the Plan to satisfy such Actual Contribution Percentage test or to lower such Eligible Employee's Contribution Rate to that of the Highly Compensated Employee(s) with the next highest Contribution Rate, whichever occurs first. Such process shall continue, as necessary, with respect to the Highly Compensated Employee(s) with the next highest Contribution Rate until such Actual Contribution Percentage test is met. Excess Aggregate Contributions shall be allocated among the family members of Highly Compensated Employees who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in proportion to the Matching Contributions, Salary Deferral Contributions, and Qualified Nonelective Contributions of each family member that are combined to determine the Contribution Rate for the family group.

       2.29    "EXCESS CONTRIBUTIONS" means, for each Plan Year, the excess of:

               (a) The aggregate amount of Salary Deferral Contributions and Qualified Nonelective Contributions actually taken into account in computing the Actual Deferral Percentage for Highly Compensated Employees for such Plan Year, over

               (b) The maximum amount of such contributions permitted by the Actual Deferral Percentage test under Subsection 4.7(a).

The amount of Excess Contributions for Eligible Employees who are Highly Compensated Employees shall be determined by first reducing the contributions of the Highly Compensated Employee(s) having the highest Deferral Rate by such amounts so as to cause the Plan to satisfy such Actual Deferral Percentage test or to lower such Eligible Employee's Deferral Rate to that of the Highly Compensated Employee(s) with the next highest Deferral Rate, whichever occurs first. Such process shall continue, as necessary, with respect to the Highly Compensated Employee(s) with the next highest Deferral Rate until such Actual Deferral Percentage test is met. Excess Contributions shall be allocated among the family members of Highly Compensated Employees who are subject to the family member aggregation rules of Section 414(q) of the Code in proportion to the Salary Deferral Contributions and Qualified Nonelective Contributions of each family member that are combined to determine the Deferral Rate for the family group.

       2.30 "EXCESS ELECTIVE DEFERRALS" means, for a taxable year of a Participant, the amount by which the total of such Participant's Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements in which the Participant is eligible to participate (whether or not maintained by the Employer or any Affiliate of the Employer) exceeds $7,000, and therefore are includable in his or her gross income under Section 402(g) of the Code.
Such $7,000 amount shall be adjusted for cost-of-living increases at the same time and in the same manner as under Section 415(d) of the Code.

       2.31 "FIVE YEAR BREAK IN SERVICE" means five consecutive one year Periods of Severance.

       2.32 "FORFEITURE" means the portion of a Participant's Employer Contributions Account which is not payable to the Participant or his or her Beneficiary because of such Participant's termination of employment before full vesting or excess Annual Additions reallocated in accordance with Section 4.9.

       2.33 "HARDSHIP" means the immediate and heavy financial need of a Participant, as determined in a uniform and nondiscriminatory basis by the Plan Administrator in accordance with Section 9.5 and as may be further clarified by rules or regulations issued by the Secretary of the Treasury or the Internal Revenue Service.

       2.34 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to a given Plan Year, any Employee if such Employee:

               (a) At any time during the Lookback Year or Determination Year was a five percent (5%) owner of the Employer within the meaning of
Section 416(i)(1)(B)(i) of the Code;

               (b)     During the Lookback Year:

                       (1) Received Compensation in excess of $75,000 (as adjusted for cost-of-living increases at the same time and in the same manner as under Section 415(d) of the Code);

                       (2) Received Compensation in excess of $50,000 (as adjusted for cost-of-living increases at the same time and in the same manner as under Section 415(d) of the Code) and was in the group consisting of the top twenty percent (20%) of employees of the Employer and all Affiliates of the Employer when ranked on the basis of Compensation received from the Employer during the Lookback Year; or

                       (3) Received Compensation greater than fifty percent (50%) of the limit in effect for the Plan Year under Section 415(b)(1)(A) of the Code and was an officer within the meaning of regulations applicable under
Section 416(i)(1)(A)(i) of the Code; provided that, for purposes of this definition, no more than fifty (50) employees (or, if lesser, the greater of three (3) employees or ten percent (10%) of the employees) shall be treated as officers and provided further that, if no officer has satisfied the compensation requirement in this Paragraph (3), the highest paid officer shall qualify as a Highly Compensated Employee; or

               (c)     During the Determination Year, is described in Paragraph
(b)(1), (2) or (3) above and was one of the one hundred (100) employees of the Employer and all Affiliates of the Employer receiving the highest Compensation in the Determination Year.

Unless the Company elects otherwise in accordance with applicable regulations, the "Lookback Year" is the twelve (12) month period immediately preceding the beginning of the Plan Year for which the determination of who is a Highly Compensated Employee is being made and the "Determination Year" is such Plan Year. If the Company so elects, the Lookback Year shall instead be the calendar year ending with or within the Plan Year and the Determination Year shall be the portion (if any) of such Plan Year extending beyond such calendar year. If the Company makes such an election and if the Plan Year is other than the calendar year, the calculation with respect to who are Highly Compensated Employees in the Determination Year shall be adjusted pursuant to applicable regulations.

For purposes of determining the size of the group consisting of the top twenty percent (20%) of employees when ranked on the basis of Compensation, as referred to in Paragraph (b)(2), or the number of officers, as referred to in Paragraph
(b)(3), the following employees shall be excluded:

                               (A)     Employees who have not completed six (6)
months of service;

                               (B)     Employees who normally work less than 17
1/2 hours per week;

                               (C)     Employees who normally work not more
than six (6) months during any year;

                               (D)     Employees who have not attained age
twenty-one (21);

                               (E)     Except to the extent provided in
regulations, Employees who are included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer; and

                               (F)     Non-resident aliens with no United
States source income.

In addition to the foregoing, a Highly Compensated Employee for a Plan Year includes any Employee who separated from service (or who was deemed to have separated under applicable regulations) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee for either the Determination Year during which he or she separated from service or any Determination Year ending on or after the Employee's 55th birthday.

In determining whether an Employee is a Highly Compensated Employee, all employers that are aggregated under Section 414(b), (c), (m) or (o) of the Code shall be treated as a single employer.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top twenty percent (20%) of Employees when ranked on the basis of Compensation, the 100 Employees receiving the highest Compensation, the number of Employees treated as officers and the Compensation that is considered, shall be made in accordance with
Section 414(q) of the Code and the regulations thereunder. Notwithstanding the foregoing, the Company may determine who is a Highly Compensated Employee in accordance with the simplified method set forth in Section 4 of Revenue Procedure 93-42.

       2.35    "HOUR OF SERVICE" means:

               (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for the Employer, an Affiliate of the Employer, or any other employer who also maintains the Plan during the applicable computation period;

               (b) Each hour for which an Employee is directly or indirectly entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence. Notwithstanding the foregoing however, no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period in which the Employee performs no duties. Hours of Service shall not be counted where such payment is made or is due:

                       (1) Under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment or disability insurance law; or

                       (2) Solely to reimburse an Employee for medical or medically-related expenses; and

               (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate of the Employer. These hours shall be credited to the computation period(s) to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, however, that the limits under Subsection (b) above are applicable and that an Employee shall not be entitled to additional Hours of Service under this Subsection (c) for the same Hours of Service credited under Subsection (a) or
(b) above.

Hours of Service shall be credited to the Employee for the periods specified above in accordance with Department of Labor Regulations Sections 2530.200b-2 and -3, the provisions of which are incorporated herein by this reference.

       2.36 "INVESTMENT FUND" means, to the extent applicable, one or more of the investment funds referred to in Article 6 in which the assets of the Trust are invested.

       2.37 "INVESTMENT MANAGEMENT ADVISOR" means P.R. Taylor, Inc. and any successor thereto.

       2.38 "INVESTMENT MANAGER" means any fiduciary (other than a Trustee or named fiduciary as specified in Article 12) who:

               (a) Has the power to manage, acquire or dispose of any asset of the Trust;

               (b)     Is

                       (1) Registered as an investment adviser under the Investment Advisers Act of 1940;

                       (2)     A "bank," as defined in such Act; or

                       (3) An insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

               (c) Has acknowledged in writing that such person is a fiduciary with respect to the Plan.

       2.39    "Limitation Year" means the Plan Year.

       2.40 "MATCHING CONTRIBUTIONS" means contributions to the Plan by the Employer made under Subsection 4.3(b) on behalf of a Participant on account of such Participant's Salary Deferral Contributions.

       2.41 "MATCHING CONTRIBUTIONS ACCOUNT" means the account into which Matching Contributions, if any, and investment gains and losses thereon shall be credited.

       2.42 "NON-HIGHLY COMPENSATED EMPLOYEE" means, with respect to a given Plan Year, any Employee who is not a Highly Compensated Employee for such Plan Year.

       2.43 "Normal Retirement Age" means the date on which a Participant attains age sixty-five (65).

       2.44 "PARTICIPANT" means an Eligible Employee, whether or not he or she has elected to make Salary Deferral Contributions, who has become a Participant in the Plan in accordance with Section 3.1 or a former Eligible Employee who has an Account under the Plan.

       2.45 "PERIOD OF SERVICE" means a period of time beginning on the Employment Commencement Date or Reemployment Commencement Date, as the case may be, and ending on the Severance from Service Date. If an Employee ceases service and subsequently returns to service within twelve (12) months, the Period of Severance, if any, shall be included in computing the Employee's Period of Service for purposes of vesting and eligibility.

All Periods of Service with the Employer, an Affiliate of the Employer, or any other employer who also maintains the Plan shall be aggregated for vesting and eligibility purposes. In aggregating any nonsuccessive Periods of Service for a reemployed Employee, 12 months of service (30 days shall equal one month, for purposes of aggregating fractional months) or 365 days shall equal a one year Period of Service. Any Period of Service that, after such aggregation, is less than 12 months or 365 days shall be disregarded in calculating an Employee's vested benefit.

       2.46 "PERIOD OF SEVERANCE" means a period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service for the Employer. Notwithstanding the preceding sentence, if an Employee is absent from employment as a result of the Employee's pregnancy, birth of the Employee's child, placement of a child for adoption by the Employee, or caring for the child for a period beginning on such birth or placement, and if such absence extends beyond the first anniversary of the date such absence began, (i) the Period of Severance shall begin on the second anniversary of the date such absence began and (ii) the period between the first and second anniversaries of the date such absence began shall not be included as a Period of Service or as a Period of Severance.

       2.47 "PLAN" means the PR Taylor Multiple Employer 401(k) Plan, as set forth herein and as amended from time to time.

       2.48 "PLAN ADMINISTRATOR" means the person initially designated by the Company to serve as the Plan Administrator or any successor thereto.

       2.49 "PLAN YEAR" means, in the case of the initial Plan Year, the period commencing on the Effective Date and ending on December 31, 1995. Thereafter, the Plan Year shall be the twelve-consecutive month period commencing each January 1 and ending the following December 31.

       2.50 "PROFIT SHARING CONTRIBUTIONS" means the amount, if any, contributed to the Plan by the Employer under Subsection 4.3(a).

       2.51 "PROFIT SHARING CONTRIBUTIONS ACCOUNT" means the account into which Profit Sharing Contributions, if any, and investment gains and losses thereon shall be credited.

       2.52 "QUALIFIED NONELECTIVE CONTRIBUTIONS" means contributions to the Plan by the Employer made under Section 4.4, provided that a Participant may not elect to receive any such contributions in cash until distributed from the Plan and that such contributions shall be subject to the distribution limitations and nonforfeitability requirements of Section 401(k)(2)(B) and (C) of the Code.

       2.53 "QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT" means the account into which Qualified Nonelective Contributions, if any, and investment gains and losses thereon shall be credited.

       2.54 "REEMPLOYMENT COMMENCEMENT DATE" means the first date, following a Break in Service, on which the Employee again performs an Hour of Service for the Employer.

       2.55    "REQUIRED BEGINNING DATE" means:

               (a) In the case of a Participant who attained age 701/2 before January 1, 1988 and who is not a "five percent owner" (within the meaning of Section 416(i)(1)(B)(i) of the Code), April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 701/2 or
(ii) the calendar year in which the Participant retires; and

               (b) In the case of a "five percent owner" (within the meaning of Section 416(i)(1)(B)(i) of the Code) or a Participant who attains age 701/2 after December 31, 1987, April 1 of the calendar year following the calendar year in which the Participant attains age 701/2, whether or not he or she is still an Employee; provided, however, that the Required Beginning Date for a Participant who is not a five percent owner and who attains age 701/2 in 1988 shall be April 1, 1990. If the Participant became a "five percent owner" after the calendar year in which he or she attains age 701/2, then his or her Required Beginning Date shall be no later than April 1 of the calendar year following the year in which he or she becomes a "five percent owner."

       2.56 "REVIEW PANEL" means the committee, if any, appointed by the Plan Administrator to review appeals of denied claims under the Plan pursuant to
Section 13.3.

       2.57 "ROLLOVER ACCOUNT" means the account credited with Rollover Contributions under Section 4.6.

       2.58 "ROLLOVER CONTRIBUTION" means a contribution to the Plan of an amount described in (i) Sections 402(c) or 403(a)(4) of the Code, relating to certain distributions from an employees' trust or employee annuity described in Sections 401(a) or 403(a) of the Code, respectively, or (ii) Section 408(d)(3)(A)(ii) of the Code, relating to certain distributions from an individual retirement account or an individual retirement annuity. Further, for the purposes of this Plan, a Rollover Contribution shall include direct trustee to trustee transfers (within the meaning of Section 401(a)(31) of the Code) from other qualified plans and direct or indirect plan to plan transfers from other qualified plans or from the custodian of a conduit individual retirement arrangement, provided that the trust or custodial account from which the funds are being transferred permits such a transfer to be made.

       2.59 "SALARY DEFERRAL ACCOUNT" means the account into which any Salary Deferral Contributions or Qualified Nonelective Contributions made on behalf of a Participant pursuant to Article 4, and earnings on those contributions, shall be credited, except to the extent that the Plan Administrator determines, in accordance with Section 4.4 to cause Qualified Nonelective Contributions to be allocated to a separate subaccount for each Participant instead of allocating such contributions to the Salary Deferral Accounts of Participants.

       2.60 "SALARY DEFERRAL AGREEMENT" means the agreement between the Employer and an Employee to reduce the Employee's Compensation as provided for in Article 4.

       2.61 "SALARY DEFERRAL CONTRIBUTIONS" means contributions to the Plan by the Employer that are made pursuant to the election of a Participant pursuant to a Salary Deferral Agreement under Section 4.1, in lieu of Compensation payable to the Participant.

       2.62 "SEVERANCE FROM SERVICE DATE" means the date on which the earlier of the following events occurs:

               (a)     The Employee quits, is discharged, retires or dies; or

               (b) The first anniversary of the first date of a period in which the Employee remains absent from service (with or without pay) with the Employer for any reason other than a quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave or absence or layoff.

If an Employee does not resume employment upon the expiration of a leave of absence and such leave is not extended by the Employer, for purposes hereof the Employee shall be deemed to have been discharged as of the date such leave of absence expired.

       2.63 "TRUST" means all such money or other property that is held by the Trustee pursuant to the terms of the Trust Agreement.

    2.64 "TRUST AGREEMENT" means the trust agreement entered into between the Company and a trustee for the purpose of funding benefits under the Plan, or any successor trust agreement.

    2.65 "TRUSTEE" means the trustee or any successor thereto acting as such pursuant to Section 12.4 and the terms of the Trust Agreement.

    2.66 "VALUATION DATE" means the date on which assets of the Trust are valued, which shall be the last day of each Plan Year or such other date or dates the Plan Administrator may elect to determine the fair market value of the Trust and make an allocation of income, gain or loss thereon as provided in
Section 5.2.

    2.67 "YEAR OF SERVICE" means, for purposes of eligibility and vesting, a twelve-month Period of Service.


                                          3

                            ELIGIBILITY AND PARTICIPATION

    3.1 ELIGIBILITY TO BECOME A PARTICIPANT.An Employee shall become a Participant in the Plan as of the Entry Date coinciding with or next following his or her completion of a six-month Period of Service, provided that he or she is an Eligible Employee on such Entry Date.

    3.2 PARTICIPATION IN SALARY DEFERRAL CONTRIBUTIONS. To participate for purposes of making Salary Deferral Contributions, an Eligible Employee must have entered into a Salary Deferral Agreement, in the form as may be prescribed by the Plan Administrator, authorizing the reduction of his or her Compensation in amounts that will be contributed to the Plan as Salary Deferral Contributions on his or her behalf by the Employer.

    3.3  Suspension of Participation.

         (a) A Participant shall be suspended from active participation in the Plan for any period during which the Participant:

              (1)  Is on a leave of absence without pay or

              (2) Does not qualify as an Eligible Employee but remains a Participant.

         (b) A Participant shall make no Salary Deferral Contributions with respect to any period of suspended participation under Subsection (a) above, nor shall a suspended Participant receive any allocation of Employer Contributions, Qualified Nonelective Contributions, or Forfeitures for any such period. In addition, a Participant's Salary Deferral Contributions may be suspended or limited in the manner and for the period prescribed under

                                         15.

Section 9.5 in the case of a Hardship withdrawal from the Plan. A suspended Participant, however, shall continue to share in the income, gains, losses and expenses of the investments held in his or her Account.

    3.4 Reestablishing Eligible Employee Status and Plan Reentry. If a former Eligible Employee who was a Participant again becomes an Eligible Employee, such Eligible Employee shall again be a Participant in the Plan immediately on becoming an Eligible Employee.

    3.5 TERMINATION OF PARTICIPATION. An Employee who becomes a Participant shall cease to be a Participant as of the date on which no further benefits under the Plan are payable to him or her.

    3.6 NO MAXIMUM AGE. Participation in the Plan shall not be discontinued or limited in any way, and the allocation of contributions shall not be decreased, because of a Participant's attainment of any age.


                                          4

                                    CONTRIBUTIONS

    4.1  Salary Deferral Contributions.

         (a) Subject to the limitations established by this Article 4, the Employer shall make Salary Deferral Contributions on an Eligible Employee's behalf in an amount equal to the amount of Compensation that the Eligible Employee has elected to defer pursuant to the Eligible Employee's Salary Deferral Agreement. Each Eligible Employee may elect to have the Employer contribute to the Plan from one percent (1%) to a maximum of fifteen percent (15%) of such Eligible Employee's Compensation for the Plan Year in accordance with such uniform and nondiscriminatory rules and procedures as the Plan Administrator may establish.

         (b) Notwithstanding the provisions of Subsection 4.1(a) above, in order for the Plan to comply with the requirements of Sections 401(k), 402(g) and 415 of the Code (see Subsections 4.1(c) and 4.7(a) and Section 4.9 of the Plan, respectively), at any time in a Plan Year, the Plan Administrator (in its sole discretion) may, by notifying the affected Eligible Employees in writing, reduce the rate of Salary Deferral Contributions to be made on behalf of an Eligible Employee for the remainder of that Plan Year, or the Plan Administrator may require that all Salary Deferral Contributions to be made on behalf of an Eligible Employee be discontinued for the remainder of that Plan Year. Such a reduction or discontinuance may be applied selectively to individual Eligible Employees or to a particular class of Eligible Employees, as the Plan Administrator may determine in its sole discretion. Upon the close of the Plan Year or such earlier date as the Plan Administrator may determine, any reduction or discontinuance in Salary Deferral Contributions shall automatically cease until the Plan Administrator again determines that such a reduction or discontinuance of Salary Deferral Contributions is required. Any such reduction or discontinuance shall be prospective only as

                                         16.

to pay periods commencing after notice to the affected Eligible Employees, and shall not result in discrimination in favor of Highly Compensated Employees in any manner prohibited by Section 401(a)(4) of the Code or regulations applicable thereunder. Any amounts that would have been contributed to the Plan in the absence of a reduction or discontinuance pursuant to this Subsection 4.1(b) shall be paid in cash to the affected Eligible Employees in the same manner in which such amounts otherwise are payable as Compensation in the absence of any election of Salary Deferral Contributions.

         (c) The total of the Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements of the Employer or any Affiliate of the Employer for any Participant during any taxable year of the Participant shall not exceed $7,000 or such other amount in effect under
Section 402(g)(1) of the Code, as adjusted for increases in the cost of living for the calendar year in which the Participant's taxable year begins. To the extent Salary Deferral Contributions are distributed or returned to a Participant as excess Annual Additions pursuant to Section 4.9 of the Plan, such distributed or returned amounts shall be disregarded for purposes of the limitation described in this Subsection 4.1(c).

         (d) In the event a Participant has any Excess Elective Deferrals for any taxable year of such Participant, whether or not the limitation in Subsection 4.1(c) has been exceeded for such taxable year, such Excess Elective Deferrals may be distributed to the Participant from the Plan in accordance with either of Paragraphs (1) or (2) below (or a combination thereof, as applicable):

              (1) The Plan Administrator may cause the Excess Elective Deferrals to be distributed to the Participant during the taxable year of the Participant in which the Excess Elective Deferrals occur if the following conditions are satisfied:

                   (A) The Participant designates the distribution as Excess Elective Deferrals; provided, however, to the extent the Participant's Excess Elective Deferrals are attributable only to Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by the Employer or any Affiliate of the Employer, the Participant shall be deemed to have designated the distribution as Excess Elective Deferrals;

                   (B) Such distribution is made after the date on which the Excess Elective Deferrals were received by the Plan; and

                   (C) The Plan designates the distribution as a distribution of Excess Elective Deferrals.

              (2) If any amount of Excess Elective Deferrals is included in the gross income of a Participant for federal income tax purposes for any taxable year of such Participant, the Participant, not later than the first March 1 following the close of such taxable year, may notify the Plan Administrator of the amount of such Excess Elective Deferrals that the Participant designates

                                         17.

as having been received by the Plan; provided, however, to the extent the Participant's Excess Elective Deferrals are attributable only to Salary Deferral Contributions under this Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by the Employer or any Affiliate of the Employer, the Participant shall be deemed to have notified the Plan Administrator and designated the amount of the Excess Elective Deferrals. In the event notice of Excess Elective Deferrals is given or deemed given in accordance with the foregoing provision, the Plan Administrator shall cause there to be distributed to the Participant, not later than the first April 15 following the close of such taxable year of the Participant, the amount so designated, plus any income and minus any loss allocable thereto for such taxable year of the Participant. The amount of any income or loss to be allocated to Excess Elective Deferrals under this Paragraph
(2) shall be determined under the same method used for allocating income to Participants' Accounts generally, as then in effect in accordance with the provisions of Section 5.2 of the Plan.

Any designation of Excess Elective Deferrals made by a Participant under Paragraph (1) or (2) above shall be in writing, and, if the Excess Elective Deferrals are attributable in part to elective deferrals made for the taxable year to any plan, contract or arrangement not maintained by the Employer or any Affiliate of the Employer, the Participant shall certify to the Plan Administrator or otherwise provide such information as the Plan Administrator may reasonably require in order to establish that the amount designated constitutes Excess Elective Deferrals. The amount of Excess Elective Deferrals that may be distributed under this Subsection 4.1(d) with respect to a Participant for a taxable year shall be reduced by any Excess Contributions previously distributed in accordance with Subsection 4.7(b) for the Plan Year beginning with or within the Participant's taxable year. In no event may a Participant receive as a corrective distribution under this Subsection 4.1(d) an amount in excess of the Participant's total Salary Deferral Contributions for the taxable year. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Elective Deferrals and allocable income.

         (e) Any decrease in the Salary Deferral Contributions for an Eligible Employee resulting from the distribution of Excess Elective Deferrals also shall be effective for purposes of determining the amount of Matching Contributions to be made for the Eligible Employee's benefit under Subsection 4.3(b).

         (f) A Participant's Salary Deferral Contributions shall be credited to his or her Salary Deferral Account. However, for Federal tax purposes (and wherever permitted, for state tax purposes), Salary Deferral Contributions shall be deemed to be contributions to the Plan by the Employer, and a Participant's Salary Deferral Agreement shall constitute an election to have his or her taxable compensation reduced by the amount of all such Salary Deferral Contributions. Salary Deferral Contributions shall be made in accordance with Plan rules and are subject to the limitations set forth in this Article 4.

    4.2  Salary Deferral Agreement.

                                         18.

         (a) Salary Deferral Contributions shall be authorized by a Participant in writing pursuant to a Salary Deferral Agreement. The Salary Deferral Agreement shall provide that a Participant's Compensation shall be reduced by any whole number percentage or whole dollar amount; provided, however, that the amount of the reduction does not exceed the limitations set forth in this Article 4.

         (b) A Participant may elect to suspend his or her Salary Deferral Contributions at any time by filing a notice on the prescribed form with the Plan Administrator. Any such election shall be effective as soon as is reasonably practical following receipt of such notice by the Plan Administrator. By giving the Plan Administrator reasonable notice in the manner and at the time prescribed by the Plan Administrator, a Participant who has suspended Salary Deferral Contributions may recommence making Salary Deferral Contributions at any time after the date on which Salary Deferral Contributions were suspended.

         (c) A Participant may elect to change the amount of his or her Salary Deferral Contributions at any time effective as soon as administratively possible following receipt by the Plan Administrator of the Participant's revised election form. Any such change must be made in the manner and at the time prescribed by the Plan Administrator.

         (d) The Employer shall forward all Salary Deferral Contributions to the Trustee for investment in the Trust, as provided for in Article 6, as soon as reasonably feasible after such amounts would have been paid to the Participants if not withheld from the Participants' Compensation, but in any event no later than ninety (90) days after the date such amounts would have been paid as Compensation.

    4.3  EMPLOYER CONTRIBUTIONS.

         (a) PROFIT SHARING CONTRIBUTIONS. For any Plan Year, the Employer may make Profit Sharing Contributions in any amount as may be determined by the Employer in its sole discretion. Such contributions, if any, shall be made in the form of cash and shall be allocated as of the last day of the Plan Year to the Profit Sharing Contributions Accounts of all Eligible Employees who are employed as of the last day of the Plan Year and who completed 1,000 Hours of Service during the Plan Year or who terminated employment during the Plan Year as a result of death, Disability, or attainment of Normal Retirement Age in the proportion that the Compensation of each such Eligible Employee for the Plan Year bears to the total Compensation for all such Eligible Employees for such Plan Year. For purposes of allocating such Profit Sharing Contributions for any Plan Year based on an Eligible Employee's Compensation, only Compensation attributable to periods in such Plan Year during which such Eligible Employee was a Participant shall be taken into account.

         (b) MATCHING CONTRIBUTIONS. For any Plan Year, the Employer may make Matching Contributions in any amount as may be determined by the Employer, in its sole discretion. Such contributions, if any, shall be made in the form of cash and shall be allocated

                                         19.

as of the last day of the Plan Year to the Matching Contributions Accounts of all Eligible Employees who made Salary Deferral Contributions for the Plan Year and who are employed as of the last day of the Plan Year or who terminated employment during the Plan Year as a result of death, Disability, or attainment of Normal Retirement Age in the proportion that each such Eligible Employee's Salary Deferral Contributions for the Plan Year bears to the total Salary Deferral Contributions for all Eligible Employees for such Plan Year. The Employer may uniformly limit for all Eligible Employees, or just for those Eligible Employees who are Highly Compensated Employees, the amount of Salary Deferral Contributions that are taken into account for purposes of allocating Matching Contributions.

    4.4 QUALIFIED NONELECTIVE CONTRIBUTIONS. For any Plan Year, the Employer may make Nonelective Contributions in any amount as may be determined by the Employer in its sole discretion. Such contributions, if any, shall be made in the form of cash and shall be allocated as of the last day of the Plan Year to the Salary Deferral Accounts of all Eligible Employees who are employed during such Plan Year in the proportion that the Compensation of each such Eligible Employee for the Plan Year bears to the total Compensation for all such Eligible Employees for such Plan Year, provided that the Employer may determine that allocations of Nonelective Contributions shall be limited to individual Eligible Employees who are Non-Highly Compensated Employees or to all Eligible Employees who are Non-Highly Compensated Employees, as the Employer may determine in its sole discretion. For purposes of allocating Nonelective Contributions for any Plan Year based on an Eligible Employee's Compensation, only Compensation attributable to periods in such Plan Year during which such Eligible Employee was a Participant shall be taken into account.

If the Plan Administrator so determines, it may cause Qualified Nonelective Contributions to be allocated to a separate Qualified Nonelective Contributions Account for each Participant established for the purpose of receiving and holding such contributions instead of allocating such contributions to the Salary Deferral Accounts of Participants. Such contributions shall meet the requirements of Section 401(m)(4)(C) of the Code and regulations applicable thereunder.

    4.5 TIME OF PAYMENT. All Employer Contributions and Qualified Nonelective Contributions shall be paid to the Trustee, in one or more installments, not later than the final date for filing the Employer's Federal income tax return for the fiscal year of the Employer within which or with which occurs the end of the Plan Year for which such contributions are made, including extensions of time granted for such filing.

    4.6  ROLLOVER CONTRIBUTIONS.

         (A) An Eligible Employee, whether or not he or she has reached an Entry Date or elected to make Salary Deferral Contributions, or an Employee who would be eligible to participate in the Plan upon satisfaction of the age requirement in Subsection 2.20(a) or the service requirement in Section 3.1, whether or not he or she has yet satisfied such requirements, may make a Rollover Contribution subject to the approval of the Plan Administrator and in accordance with procedures approved by the Plan Administrator. Upon such a Rollover Contribution by an Eligible

                                         20.

Employee who has not yet otherwise become a Participant, his or her Rollover Account shall represent his or her sole interest in the Plan.

         (B) A Rollover Contribution (other than in the case of a direct trustee-to-trustee transfer (within the meaning of Section 401(a)(31) of the Code) or a plan-to-plan transfer) shall be made within sixty (60) days of distribution (or such longer time as may be permitted by regulations), and shall exclude any amounts contributed by the Eligible Employee to the plan, annuity or other arrangement from which the Rollover Contribution is derived. In no event may an Eligible Employee make a Rollover Contribution (including as a result of a plan-to-plan transfer) that would cause the Plan to be a direct or indirect transferee, within the meaning of Section 401(a)(11)(B)(iii)(III) of the Code and any regulations or rulings thereunder, of a plan described in
Section 401(a)(11)(B)(i) or (ii) of the Code.

         (C) A Rollover Contribution shall be made only in the form of money. In the event of a Rollover Contribution that is derived from a distribution to the Eligible Employee of property other than money from a plan, trust or annuity described in Sections 401(a) or 403(a) of the Code (but not from an individual retirement account or annuity described in Section 408(a) or (b) of the Code), the Rollover Contribution shall be made in an amount of money equal to the proceeds from the BONA FIDE sale of all or a portion of such property. In no event may a Rollover Contribution be made with respect to a distribution of property other than money from an individual retirement account or annuity described in Section 408(a) or (b) of the Code or from a plan, trust or annuity described in Sections 401(a) or 403(a) of the Code to the extent of such property that is retained by the Eligible Employee.

         (D) An Eligible Employee may be required to furnish evidence satisfactory to the Plan Administrator that the amount of a proposed Rollover Contribution meets all of the foregoing requirements. When made, the Eligible Employee's Rollover Contribution shall be credited to such Eligible Employee's Rollover Account as of the date such contribution is received. A Rollover Contribution shall not be considered a contribution by the Employer, and an Eligible Employee's Rollover Account shall be fully vested at all times.

    4.7  NONDISCRIMINATION REQUIREMENTS.

         (A) ACTUAL DEFERRAL PERCENTAGE TEST. In no event shall the Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees exceed with respect to any Plan Year the greater of (1) or (2) as follows:

              (1) One hundred twenty-five percent (125%) of the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees or

              (2) The lesser of (i) two hundred percent (200%) of the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees, (ii) the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees plus two (2) percentage points, or (iii) the highest amount which, when taking into account the Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees and the

                                         21.

Actual Contribution Percentages for Highly Compensated Employees and Non-Highly Compensated Employees, respectively, would not cause the "aggregate limit" (within the meaning of Treasury Regulations Section 1.401(m)-2(b)(3)) to be exceeded, in accordance with the provisions of Subsection 4.7(g) below.

         (B) CORRECTION METHODS TO MEET ACTUAL DEFERRAL PERCENTAGE TEST. In the event that for any Plan Year the Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees otherwise would not meet either of the tests set forth above, as required by Section 401(k)(3)(A) of the Code, then the Employer shall elect one of the following methods (or any combination thereof) of meeting one of those tests:

              (1) Excess Contributions, plus any income and minus any loss allocable thereto for such Plan Year, may be distributed after the end of the Plan Year and within twelve (12) months after the close of such Plan Year to the Highly Compensated Employees to whose Accounts such Excess Contributions were allocated for the Plan Year. If Excess Contributions are distributed more than 21/2 months after the last day of the Plan Year in which such amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts as provided in Section 4979 of the Code. The amount of any income or loss to be allocated to Excess Contributions shall be determined under the same method used for allocating income to Participants' Accounts generally, as then in effect in accordance with the provisions of Section 5.2 of the Plan. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Contributions and allocable income.

              (2) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of Non-Highly Compensated Employees pursuant to Section 4.4 in amounts sufficient to meet the Actual Deferral Percentage test when taking such contributions into account to the extent permitted under the Plan and regulations under Section 401(k) of the Code.

    (C)  SPECIAL RULES FOR ACTUAL DEFERRAL PERCENTAGE LIMIT TESTING.

              (1) For purposes of the Actual Deferral Percentage test, the Deferral Rate of any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions or any other employer contributions described in Section 401(k)(3)(D) of the Code allocated to his or her accounts under two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliate shall be determined as if all Salary Deferral Contributions and any such other employer contributions were made under a single cash or deferred arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements described in Section 401(k) of the Code that have different plan years, all such arrangements that have plan years ending with or within the same calendar year shall be treated as a single arrangement.

              (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section 4.7 shall be applied by determining the Actual Deferral Percentage of

                                         22.

Eligible Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

              (3) For purposes of determining the Deferral Rate of an Eligible Employee who is a five percent (5%) owner of the Employer (within the meaning of Section 416(i)(1)(B)(i) of the Code) or one of the ten (10) most highly paid Highly Compensated Employees for the Plan Year, the Salary Deferral Contributions, amounts treated as Salary Deferral Contributions, and Compensation of such Eligible Employee shall include the Salary Deferral Contributions, amounts treated as Salary Deferral Contributions, and Compensation for the Plan Year of any of the members of his or her family who also are Eligible Employees. Such family members shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Eligible Employees who are Non-Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees. For this purpose, family members shall be an Eligible Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

              (4) In order to be taken into account for purposes of the Actual Deferral Percentage test for a Plan Year, Salary Deferral Contributions must be allocated to the Employee's Account as of a date within such Plan Year. For this purpose, Salary Deferral Contributions will not be considered to be allocated as of a date within a Plan Year unless (i) the allocation is not contingent on the Employee's participation in the Plan or performance of services on any date subsequent to that date and (ii) such Salary Deferral Contributions are made before the end of the twelve-month period immediately following such Plan Year.

              (5) Salary Deferral Contributions will be taken into account under the Actual Deferral Percentage test for a Plan Year only if they relate to Compensation that either would have been received by the Eligible Employee in the Plan Year (but for his or her Salary Deferral Agreement) or attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 21/2 months after the close of the Plan Year (but for his or her Salary Deferral Agreement).

              (6) Any decrease in the Salary Deferral Contributions for an Eligible Employee resulting from the distribution of Excess Contributions also shall be effective for purposes of determining the amount of Matching Contributions to be made for the Eligible Employee's benefit under Subsection 4.3(b).

              (7) To the extent Salary Deferral Contributions are distributed or returned to a Participant as excess Annual Additions pursuant to Section 4.10 of the Plan, such amounts shall be disregarded for purposes of determining the Deferral Rate of a Participant.

              (8) To the extent Salary Deferral Contributions are taken into account in determining an Eligible Employee's Contribution Rate for purposes of the Actual Contribution Percentage test under Subsection 4.7(d), such amounts shall be disregarded for purposes of determining the Deferral Rate.

                                         23.

              (9) Excess Elective Deferrals of a Non-Highly Compensated Employee that are calculated by taking into account only Salary Deferral Contributions under this Plan and any other plan maintained by the Employer and that are distributed to such Non-Highly Compensated Employee pursuant to Subsection 4.1(d) of the Plan shall be disregarded for purposes of determining the Deferral Rate of such Non-Highly Compensated Employee.

              (10) For purposes of Subsection 4.7(a), Eligible Employee shall include any Employee who would be eligible to make Salary Deferral Contributions to the Plan but for a suspension due to a withdrawal, a loan, an election not to participate in the Plan, or the inability of the Employee to receive additional Annual Additions because of the limits imposed by Section 415(c)(1) or 415(e) of the Code.

              (11) The Plan Administrator shall maintain such records as are necessary to demonstrate compliance with the requirements of Subsection 4.7(a), including the extent to which Qualified Nonelective Contributions are taken into account for purposes of determining an Eligible Employee's Deferral Rate.

         (D)  ACTUAL CONTRIBUTION PERCENTAGE TEST.  In no event shall the
Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees exceed with respect to any Plan Year the greater of (1) or (2) as follows:

              (1) One hundred twenty-five percent (125%) of the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees or

              (2) The lesser of (i) two hundred percent (200%) of the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees or (ii) the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees plus two (2) percentage points.

         (E)  CORRECTION METHODS TO MEET ACTUAL CONTRIBUTION PERCENTAGE TEST.
In the event that for any Plan Year the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees otherwise would not meet either of the tests set forth above, as required by Section 401(m)(2) of the Code, then the Employer shall elect one of the following methods (or any combination thereof) of meeting one of those tests:

              (1) Excess Aggregate Contributions, plus any income and minus any loss allocable thereto for such Plan Year, may be forfeited, if forfeitable, or, if not forfeitable, distributed after the end of the Plan Year and within twelve (12) months after the close of such Plan Year to the Highly Compensated Employees to whose Accounts such Excess Aggregate Contributions were allocated for the Plan Year. If Excess Aggregate Contributions are distributed more than 21/2 months after the last day of the Plan Year in which such amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts as provided in Section 4979 of the Code. The amount of any income or loss to be allocated to Excess Aggregate Contributions shall be determined under the same method used for allocating income to Participants' Accounts generally, as then in effect in accordance with the provisions of Section 5.2

                                         24.

of the Plan. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Contributions and allocable income.

              (2) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of Non-Highly Compensated Employees pursuant to Section 4.4 in amounts sufficient to meet the Actual Deferral Percentage test when taking such contributions into account to the extent permitted under the Plan and regulations under Section 401(k) of the Code.

    (F)  SPECIAL RULES FOR ACTUAL DEFERRAL PERCENTAGE LIMIT TESTING.

              (1) For purposes of the Actual Deferral Percentage test, the Deferral Rate of any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions or any other employer contributions described in Section 401(k)(3)(D) of the Code allocated to his or her accounts under two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliate shall be determined as if all Salary Deferral Contributions and any such other employer contributions were made under a single cash or deferred arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements described in Section 401(k) of the Code that have different plan years, all such arrangements that have plan years ending with or within the same calendar year shall be treated as a single arrangement.

              (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section 4.7 shall be applied by determining the Actual Deferral Percentage of Eligible Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

              (3) For purposes of determining the Deferral Rate of an Eligible Employee who is a five percent (5%) owner of the Employer (within the meaning of Section 416(i)(1)(B)(i) of the Code) or one of the ten (10) most highly paid Highly Compensated Employees for the Plan Year, the Salary Deferral Contributions, amounts treated as Salary Deferral Contributions, and Compensation of such Eligible Employee shall include the Salary Deferral Contributions, amounts treated as Salary Deferral Contributions, and Compensation for the Plan Year of any of the members of his or her family who also are Eligible Employees. Such family members shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Eligible Employees who are Non-Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees. For this purpose, family members shall be an Eligible Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

              (4) In order to be taken into account for purposes of the Actual Deferral Percentage test for a Plan Year, Salary Deferral Contributions must be allocated to the

Eligible Employee's Account as of a date within such Plan Year. For this purpose, Salary Deferral Contributions will not be considered to be allocated as of a date within a Plan Year unless (i) the allocation is not contingent on the Employee's participation in the Plan or performance of services on any date subsequent to that date and (ii) such Salary Deferral Contributions are made before the end of the twelve-month period immediately following such Plan Year.

              (5) Salary Deferral Contributions will be taken into account under the Actual Deferral Percentage test for a Plan Year only if they relate to Compensation that either would have been received by the Eligible Employee in the Plan Year (but for his or her Salary Deferral Agreement) or attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 21/2 months after the close of the Plan Year (but for his or her Salary Deferral Agreement).

              (6) Any decrease in the Salary Deferral Contributions for an Eligible Employee resulting from the distribution of Excess Contributions also shall be effective for purposes of determining the amount of Matching Contributions to be made for the Eligible Employee's benefit under Subsection 4.3(b).

              (7) To the extent Salary Deferral Contributions are distributed or returned to a Participant as excess Annual Additions pursuant to
Section 4.10 of the Plan, such amounts shall be disregarded for purposes of determining the Deferral Rate of a Participant.

              (8) To the extent Salary Deferral Contributions are taken into account in determining an Eligible Employee's Contribution Rate for purposes of the Actual Contribution Percentage test under Subsection 4.7(d), such amounts shall be disregarded for purposes of determining the Deferral Rate.

              (9) Excess Elective Deferrals of a Non-Highly Compensated Employee that are calculated by taking into account only Salary Deferral Contributions under this Plan and any other plan maintained by the Employer and that are distributed to such Non-Highly Compensated Employee pursuant to Subsection 4.1(d) of the Plan shall be disregarded for purposes of determining the Deferral Rate of such Non-Highly Compensated Employee.

              (10) For purposes of Subsection 4.7(a), Eligible Employee shall include any Employee who would be eligible to make Salary Deferral Contributions to the Plan but for a suspension due to a withdrawal, a loan, an election not to participate in the Plan, or the inability of the Employee to receive additional Annual Additions because of the limits imposed by Section 415(c)(1) or 415(e) of the Code.

              (11) The Plan Administrator shall maintain such records as are necessary to demonstrate compliance with the requirements of Subsection 4.7(a), including the extent to which Qualified Nonelective Contributions are taken into account for purposes of determining an Eligible Employee's Deferral Rate.

         (G)  ACTUAL CONTRIBUTION PERCENTAGE TEST.  In no event shall the
Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees exceed with respect to any Plan Year the greater of (1) or (2) as follows:

              (1) One hundred twenty-five percent (125%) of the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees or

              (2) The lesser of (i) two hundred percent (200%) of the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees or (ii) the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees plus two (2) percentage points.

         (H)  CORRECTION METHODS TO MEET ACTUAL CONTRIBUTION PERCENTAGE TEST.
In the event that for any Plan Year the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees otherwise would not meet either of the tests set forth above, as required by Section 401(m)(2) of the Code, then the Employer shall elect one of the following methods (or any combination thereof) of meeting one of those tests:

              (1) Excess Aggregate Contributions, plus any income and minus any loss allocable thereto for such Plan Year, may be forfeited, if forfeitable, or, if not forfeitable, distributed after the end of the Plan Year and within twelve (12) months after the close of such Plan Year to the Highly Compensated Employees to whose Accounts such Excess Aggregate Contributions were allocated for the Plan Year. If Excess Aggregate Contributions are distributed more than 21/2 months after the last day of the Plan Year in which such amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts as provided in Section 4979 of the Code. The amount of any income or loss to be allocated to Excess Aggregate Contributions shall be determined under the same method used for allocating income to Participants' Accounts generally, as then in effect in accordance with the provisions of Section 5.2 of the Plan. Notwithstanding any other provision in the Plan, the consent of a Participant or his or her spouse shall not be required for a distribution of Excess Aggregate Contributions and allocable income.

              (2) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of Non-Highly Compensated Employees pursuant to Section 4.4 in amounts sufficient to meet the Actual Contribution Percentage test when taking such contributions into account to the extent permitted under the Plan and regulations under Section 401(m) of the Code.

         (I)   SPECIAL RULES FOR ACTUAL CONTRIBUTION PERCENTAGE LIMIT TESTING.

              (1) For purposes of the Actual Contribution Percentage test, the Contribution Rate for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Contributions or any other matching contributions described in Section 401(m)(4)(A) of the Code allocated to his or her accounts under two or more plans described in
Section 401(a) of the Code that are maintained by the Employer or an Affiliate shall be determined as if all Matching Contributions and any such other matching contributions were made under a single plan. If a Highly Compensated Employee participates in two or more plans to which are made contributions described in
Section 401(m)(4)(A) of the Code that have different plan years, all such plans that have plan years ending with or within the same calendar year shall be treated as a single plan.

              (2) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section 4.7 shall be applied by determining the Contribution Rate of Eligible Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same plan year.

              (3) For purposes of determining the Contribution Rate of an Eligible Employee who is a five percent (5%) owner of the Employer (within the meaning of Section 416(i)(1)(B)(i) of the Code) or one of the ten (10) most highly paid Highly Compensated Employees for the Plan Year, the Matching Contributions, amounts treated as Matching Contributions, and Compensation of such Eligible Employee shall include the Matching Contributions, amounts treated as Matching Contributions, and Compensation for the Plan Year of any of the members of his or her family who also are Eligible Employees. Such family members shall be disregarded as separate employees in determining the Contribution Rate both for Eligible Employees who are Non-Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees. For this purpose, family members shall be an Eligible Employee's spouse and lineal ascendants or descendants and the spouse of such lineal ascendants or descendants.

              (4) In order to be taken into account for purposes of the Actual Contribution Percentage test for a Plan Year, Matching Contributions must
(i) be allocated to the Eligible Employee's Account as of a date within the Plan Year under other provisions of the Plan, (ii) be made on account of the Eligible Employee's Salary Deferral Contributions for the Plan Year and (iii) be made before the end of the twelve-month period immediately following the Plan Year.

              (5) Matching Contributions that are forfeited as Excess Aggregate Contributions pursuant to Subsection 4.7(e) or because the Salary Deferral Contributions to which they relate are treated as Excess Contributions, Excess Elective Deferrals or Excess Aggregate Contributions shall not be taken into account for purposes of the Actual Contribution Percentage test.

              (6) For purposes of Subsection 4.7(d), Eligible Employee shall include any Employee who would be eligible to make Salary Deferral Contributions to the Plan and thus receive Matching Contributions but for a suspension due to a withdrawal, a loan, an election not to participate in the Plan, or the inability of the Employee to receive additional Annual Additions because of the limits imposed by Section 415(c)(1) or 415(e) of the Code.

              (7) The Plan Administrator shall maintain such records as are necessary to demonstrate compliance with the requirements of Subsection 4.7(d), including the extent to which Salary Deferral Contributions and Qualified Nonelective Contributions are taken into account for purposes of determining an Eligible Employee's Contribution Rate.

         (G) PREVENTION OF MULTIPLE USE. Notwithstanding any other provisions of the Plan to the contrary, in no event shall the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees exceed with respect to any Plan Year the "aggregate limit," as that term is defined in Treasury Regulations Section 1.401(m)-2(b)(3) (relating to the multiple use of the alternative limitations contained in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code, respectively). However, the aggregate limit will not be considered to have been exceeded in any Plan Year if either the Actual Deferral Percentage or the Actual Contribution Percentage of the Eligible Employees who are Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage or Actual Contribution Percentage, as the case may be, of the Eligible Employees who are Non-Highly Compensated Employees. If, after application of the provisions in Subsections 4.7(b) and (e) above, such aggregate limit would be exceeded for any Plan Year, then either the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year shall be reduced or the Employer shall make Qualified Nonelective Contributions pursuant to Section 4.4 so that the aggregate limit is not exceeded. The amount of any reduction of the Actual Deferral Percentage for Highly Compensated Employees under this Subsection 4.7(g) shall be determined in the same manner as the amount of any Excess Contributions is determined, as specified in Section 2.29, and such reduction shall be treated as Excess Contributions for purposes of the Plan. For purposes of this Subsection 4.7(g), the provisions of Treasury Regulations Section 1.401(m)-2 are incorporated by reference herein.

    4.8 REVERSION OF CONTRIBUTIONS. Except as provided in this Section 4.8 or as provided in Section 4.9 in the case of the termination of the Plan, the assets of the Plan shall never inure to the benefit of the Employer, and shall be held for the exclusive purposes of providing benefits to Participants and/or their Beneficiaries, and for defraying the expenses of administering the Plan.

         (A) In the case of a contribution which is made by virtue of a mistake of fact, this Section 4.8 shall not prohibit the return of such contribution to the Employer within one (1) year after the payment of the contribution.

         (B) The Employer's obligation to make contributions hereunder is conditioned upon initial qualification of the Plan under Section 401(a) of the Code, or any successor provision thereto, and if the Plan does not so qualify, then this Section 4.8 shall not prohibit the return of such contribution to the Employer within one (1) year after the date of denial of initial qualification of the Plan, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (C) To the extent the deduction of a contribution by the Employer under Section 404 of the Code, or any successor provision thereto, is disallowed, this Section 4.8 shall not prohibit the return of such contribution (to the extent disallowed) to the Employer within one (1) year after such disallowance of the deduction.

    4.9  OTHER LIMITATIONS ON CONTRIBUTIONS.

         (A) In no event shall the Annual Additions allocated to any Participant's Account in any Limitation Year exceed the lesser of (1) or (2) as follows:

              (1) Twenty-five percent (25%) of the Participant's Compensation for the Limitation Year; or

              (2) $30,000 (or, if greater, 1/4 of the defined benefit dollar limit then in effect under Section 415(b)(1)(A) of the Code, as adjusted annually under Section 415(d) of the Code for increases in the cost of living).

         (B) If, as a result of (i) the allocation of Forfeitures, (ii) a reasonable error in estimating a Participant's Compensation, (iii) a reasonable error in determining the amount of Salary Deferral Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code or (iv) other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the relief provisions specified in this Section 4.9, allocations of Annual Additions would exceed the limitation of Subsection 4.9(a) with respect to any Participant, the Participant's Salary Deferral Contributions for the Limitation Year, plus any income allocable thereto, shall be distributed to the Participant to the extent that the distribution would reduce the excess Annual Additions allocated to the Participant's Account. If excess Annual Additions remain for any Participant after available Salary Deferral Contributions have been distributed, the excess Annual Additions shall be credited to a suspense account for the Limitation Year and used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all Eligible Employees.

                                         29.

         (C) Any suspense account established under Subsection (b) shall be maintained in accordance with the following special rules:

              (1) The balance in the suspense account shall be allocated and reallocated in the manner prescribed in Subsection 4.9(b) (except to the extent limited by Subsection 4.9(a)) on the next succeeding allocation date for allocation of contributions. The entire amount so allocated from the suspense account, including any gains, income or losses credited to the suspense account in accordance with Paragraph (2) below, shall be considered as Annual Additions as of the date allocated.

              (2) Investment gains, income or losses shall be allocated to the suspense account.

              (3) No further Employer Contributions may be made under the Plan until the suspense account is exhausted.

              (4) In the event of termination of the Plan, the suspense account shall be allocated and reallocated to the Accounts of all Eligible Employees in the manner prescribed in Subsections 4.9(b) and (c) up to the limits of Subsection 4.9(a) determined without regard to Compensation paid after the date of Plan termination. Any remaining amount of said suspense account that cannot be so reallocated shall be repaid to the Employer.

         (D) If a Participant has been a participant in a qualified defined benefit plan (as defined in Section 414(j) of the Code) maintained by the Employer or any Affiliate, in no event shall an Eligible Employee be entitled to receive a benefit in an amount which would cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction to exceed 1.0 for any Limitation Year. In the event such sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would otherwise exceed 1.0 for any Plan Year, the projected annual retirement income benefit under the Defined Benefit Plan Fraction shall be limited, to the extent necessary, to reduce such Defined Benefit Plan Fraction so that the sum of the two fractions hereunder does not exceed the foregoing 1.0 limitation.

         (E) Notwithstanding other provisions of this Section 4.9 to the contrary, the otherwise permissible Annual Additions for any Eligible Employee under this Plan may be further reduced to the extent necessary, as determined by the Plan Administrator, to prevent disqualification of the Plan under
Section 415 of the Code, which imposes additional limitations on the benefits payable to Eligible Employees who also may be participating in other tax-qualified pension, profit sharing, savings or stock bonus plans maintained by an Affiliate of the Employer. The Plan Administrator shall advise affected Eligible Employees of any additional limitation on their Annual Additions required by the preceding sentence.

                                         30.

                                PARTICIPANTS' ACCOUNTS

    5.1 INDIVIDUAL ACCOUNTS. The Plan Administrator, or the Trustee if the Plan Administrator so determines and the Trustee agrees, shall maintain, or cause to be maintained, an Account for each Participant, which shall consist of the following subaccounts, as applicable: a Salary Deferral Account, an Employer Contributions Account, a Rollover Account, and such other separate subaccounts, if any, as the Plan Administrator may determine to establish pursuant to Section 4.4. The Plan Administrator shall also maintain, or cause to be maintained, on behalf of each Participant, a separate accounting of each Participant's Account, including contributions, transfers, withdrawals, earnings, losses and expenses attributable thereto.

    5.2 REVALUATION OF THE TRUST. As of each Valuation Date, the Plan Administrator shall cause to be determined the fair market value of all assets of the Trust, giving effect to (i) earnings, (ii) gains and losses and (iii) appreciation or depreciation whether or not realized. The method of valuation shall be determined by the Trustee and shall be followed with reasonable consistency from year to year. The aggregate amount credited to the Accounts of all Participants having Accounts in the Trust shall be adjusted as of each Valuation Date so as to be equal to the value of all assets in the Trust on such date. Such adjustment shall be made by allocating to the Account of each Participant, as of the Valuation Date and prior to the allocation of contributions and Forfeitures for the Plan Year or such other valuation period, that proportion of the net change in fair market value of all assets as is equal to the proportion that the value of each such Account bears to the value of all such Accounts as of the immediately preceding Valuation Date, after making such adjustments as may be appropriate to reflect contributions, loans or distributions which were made subsequent to the preceding Valuation Date.

The Plan Administrator may at any other time it deems appropriate under the circumstances secure a determination of the fair market value of the Trust as a whole, of one or more of the separate Investment Funds established under Article 6, or one or more of the separate subaccounts maintained for a Participant. In such event, the Plan Administrator may make a determination as of such date of the income, gain or loss on any such respective funds since the preceding Valuation Date. If the allocation of such income, gain or loss will produce a significant change in the value of Participants' Accounts, and if such valuation shall affect a distribution, then in the discretion of the Plan Administrator such date may thereupon be deemed a Valuation Date, and the Plan Administrator shall allocate such income, gain or loss to the Accounts of Participants in the manner provided in the preceding paragraph.

    5.3 STATEMENTS. At least once in each Plan Year, the Plan Administrator shall cause to be furnished to each Participant a statement showing the values of his or her Account pursuant to this Article 5 as of a Valuation Date occurring in such Plan Year or the preceding Plan Year.

    5.4 ALLOCATION OF INVESTMENT INCOME. Each Participant's Account shall be revalued on each Valuation Date to reflect any investment income, gains, losses and expenses

                                         31.

allocable to such Account as well as any adjustments for contributions to or distributions, loans or withdrawals from such Account.

                                          6

                         INVESTMENT OF PARTICIPANT'S ACCOUNTS

    6.1 INVESTMENT CONTROL. A Participant shall have the right to direct the investment of his or her Account in accordance with Section 6.3 among such Investment Funds as are selected by the Plan Administrator.

    6.2 SELECTION OF INVESTMENT FUNDS. The Plan Administrator shall have the authority to select and withdraw, in its sole discretion, one or more Investment Funds for the investment of Participants' Accounts upon prior written notice to Participants.

    6.3  INVESTMENT OF ACCOUNTS.

         (A) If the Plan Administrator selects more than one Investment Fund pursuant to Section 6.2, each Participant may make an investment election, in accordance with such rules as may be established by the Plan Administrator, which shall be applied in a uniform and nondiscriminatory manner.

         (B) Each Participant who directs the investment of his or her Account is solely responsible for the selection of his or her investment options. The Trustee, the Employer, the Plan Administrator, and the officers, supervisors and other employees of any such entity are not authorized to advise a Participant as to the manner in which his or her Account shall be invested. The fact that an Investment Fund is available to a Participant for investment under the Plan shall not be construed as a recommendation for investment in that Investment Fund. In the event no election is made by a Participant, such amounts available for his or her election will be invested by the Trustee in a money market fund or similar investment.

    6.4 CHANGE OF INVESTMENT ELECTION AS TO FUTURE CONTRIBUTIONS. The Plan Administrator shall prescribe, on a uniform and nondiscriminatory basis, the timing and frequency with which changes in investment elections as to future contributions are permitted. The Plan Administrator may establish and communicate to all Participants procedures under which a Participant may elect to change his or her investment election under Section 6.3 as to future contributions by the use of a telephone exchange system maintained by the Investment Funds for such purposes, subject to such restrictions as may be established by the Investment Fund.

    6.5 TRANSFERS BETWEEN INVESTMENT FUNDS. The Plan Administrator shall prescribe, on a uniform and nondiscriminatory basis, the timing and frequency with which Participants may elect to transfer amounts already allocated to their Accounts between available Investment Funds. The Plan Administrator may establish and communicate to all

                                         32.

Participants procedures under which Participants may indicate their elections regarding transfers between Investment Funds by giving instructions directly to the manager or managers of any such funds, subject to such reasonable conditions and limitations as to the timing and frequency of such instructions by a Participant as the Plan Administrator from time to time may prescribe on a uniform and nondiscriminatory basis. Such procedures shall specify (i) a reasonable method for providing such instructions to the fund managers (which may include telephonic instructions) designed to ensure the proper implementation of a Participant's instructions and otherwise to protect the interests of Participants, and (ii) the frequency with which such transfers may be made (which may be as frequently as daily) in accordance with new instructions of the Participant.

                                          7

                                       VESTING

    7.1 FULLY VESTED ACCOUNTS. A Participant shall at all times have a one hundred percent (100%) nonforfeitable interest in his or her Salary Deferral Account, Qualified Nonelective Contributions Account, and Rollover Account, as applicable.

    7.2 Vesting of the Profit Sharing Contributions Account and Matching Contributions Account.

         (A) If a Participant's employment with the Employer is terminated before his or her Normal Retirement Age for any reason other than Disability or death, in addition to the amounts credited to the subaccounts identified in
Section 7.1, the Participant shall be entitled to an amount equal to the "vested percentage" of his or her Profit Sharing Contributions Account and Matching Contributions Account. Such vested percentage shall be determined based on the Participant's Years of Service for vesting purposes in accordance with the following schedule:

                                                 VESTED
              YEARS OF SERVICE                   PERCENTAGE

              Less than 3                          0%
              3 but less than 4                   20%
              4 but less than 5                   40%
              5 but less than 6                   60%
              6 but less than 7                   80%
              7 or more                          100%

         (B) In all events, a Participant's Profit Sharing Contributions Account and Matching Contributions Account shall be fully vested upon attainment of his or her Normal Retirement Age or the termination of his or her employment with the Employer by reason of Disability or death.

                                         33.

    7.3  CHANGE IN VESTING SCHEDULE.

         (A) If the vesting schedule set forth in Subsection 7.2(a) is amended by the Company, for any Employee who is a Participant on the date the amendment is adopted or the date the amendment is effective, whichever is later, the vested percentage (determined as of such date) of such Participant's Account shall not be less than the Participant's vested percentage under the Plan without regard to such amendment.

         (B) Notwithstanding any other provision of the Plan to the contrary, in the event that the vesting schedule set forth in Subsection 7.2(a) is amended by the Company, any Participant with at least three (3) Years of Service for vesting purposes at the time such amendment first becomes effective shall be permitted to elect, within a reasonable period after the adoption of such amendment, to have the vested and nonforfeitable portion of his or her Accounts calculated without regard to such amendment. In the event that the use of the vesting schedule prior to amendment would under all circumstances provide a Participant with vested and nonforfeitable benefits in his or her Accounts that are equal to or greater than the amount of such benefits after applying the amended vesting schedule, the Participant shall be deemed to have elected the use of the vesting schedule prior to amendment for purposes of calculating the vested and nonforfeitable portion of his or her Accounts. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of (i) sixty (60) days after the amendment is adopted, (ii) sixty (60) days after the amendment becomes effective, or (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Company.

    7.4  FORFEITURES.

         (A)  Any remainder of a terminated Participant's Profit
Sharing Contributions Account or Matching Contributions Account that is not vested in accordance with the foregoing vesting schedule shall be forfeited immediately upon termination of employment.

         (B) Amounts forfeited under Subsection 7.4(a) shall be applied first to restore the Account balances of any Participants entitled to such restoration under Subsection (c) below. Remaining Forfeiture amounts, if any, shall then be used to reduce any subsequent Employer Contributions and shall be allocated to the Employer Contributions Accounts of Participants in accordance with the provisions of Section 4.3.

         (C) If a previously terminated Participant is reemployed by the Employer prior to incurring a Five Year Break in Service, an amount equal to the value of the forfeited portion of the Participant's Profit Sharing Contributions Account and Matching Contributions Account shall be restored to his or her Account in full as of the Participant's Reemployment Commencement Date, without adjustment for any gains or losses occurring subsequent to the time of the prior forfeiture; provided, however, if the Participant has previously received a distribution from his or her Accounts, no such restoration shall be made until the Participant repays the full amount distributed to him or her before the earlier of (i) five (5) years after the first day the Participant is subsequently reemployed by the Employer, or (ii) the close of the first Five Year Break in Service commencing after the distribution. Such restoration shall be made out of then available Forfeitures of the

                                           34.

nonvested portions of the Accounts of other Participants in accordance with Subsection 7.4(b), if any, or by a special contribution from the Employer to the extent that Forfeitures then available are insufficient.

    7.5  VESTING ON REEMPLOYMENT.

         (A) Except as provided in Subsection (d) of this Section 7.5, if a Participant or former Participant is reemployed after a one year Period of Severance (including a Five Year Break in Service), he or she shall receive credit for any Period of Service completed prior to his or her date of reemployment for the purpose of computing his or her vested percentage after his or her date of reemployment in his or her Profit Sharing Contributions Account and Matching Contributions Account balance related to his or her employment after his or her one year Period of Severance.

         (B) If a Participant or former Participant is reemployed after a one year Period of Severance but before incurring a Five Year Break in Service, that Participant's employment before his or her one year Period of Severance shall be taken into account, together with his or her employment after his or her one year Period of Severance, for purposes of computing his or her vested percentage in his or her Profit Sharing Contributions Account and Matching Contributions Account balance with respect to his or her participation before such one year Period of Severance.

         (C) If a Participant or former Participant is reemployed after incurring a Five Year Break in Service, no amounts shall be reinstated to his or her Profit Sharing Contributions Account and Matching Contributions Account under Section 7.4(c) and no Period of Service after such Five Year Break in Service shall be taken into account in determining the vested percentage in his or her Profit Sharing Contributions Account and Matching Contributions Account balance accrued before such Five Year Break in Service. The undistributed vested amount of a Participant's Profit Sharing Contributions Account and Matching Contributions Account, if any, which accrued prior to the Participant's Five Year Break in Service shall be held as a separate Profit
Sharing Contributions Account and Matching Contributions Account, as appropriate. Such separate subaccount shall be fully vested and shall share in allocation of gain or loss pursuant to Section 5.2 but shall not share in allocations pursuant to Article 4.

         (D) If a Participant or former Participant who had no vested interest in his or her Profit Sharing Contributions Account and Matching Contributions Account at the time of his or her termination of employment is reemployed by the Employer after a Period of Severance of one year or longer, the Participant's Period of Service before such one year Period of Severance shall be disregarded for vesting purposes if the Period of Severance equals or exceeds the greater of five (5) consecutive years or the aggregate Periods of Service, whether or not consecutive, completed before such Period of Severance.

                                         35.

                                  PLAN DISTRIBUTIONS

    8.1  EVENTS PERMITTING DISTRIBUTION.  Except as otherwise provided in
Section 17.3, distribution of the balance credited to a Participant's Account may be made only under the following circumstances:

         (A)  Upon termination of the Participant's employment for any reason;

         (B)  In cases of in-service withdrawals to the extent permitted in
Article 9;

         (C) Upon termination of the Plan, if the Employer does not maintain a successor defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e) or 409 of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code) and the Participant's distribution is made in the form of a lump sum;

         (D) Upon the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in a trade or business in which the Participant is employed, if the Participant's distribution is made in the form of a lump sum, the Employer continues to maintain the Plan following such sale, and the Participant continues employment with the purchaser of such assets; or

         (E) Upon the sale, to an entity that is not an Affiliate, of the interest of the Employer or an Affiliate in a subsidiary in which the Participant is employed, if the Participant's distribution is made in the form of a lump sum, the Employer continues to maintain the Plan following such sale, and the Participant continues employment with such subsidiary.

    8.2 APPLICABLE DISTRIBUTION AND WITHDRAWAL PROVISIONS. A Participant who is an Employee may not receive any distributions from the Plan prior to his or her termination of employment or the termination of the Plan except (i) to the extent permitted under Article 9 as a withdrawal or (ii) as required under
Section 8.4 (relating to the latest time for distributions). Following a Participant's termination of employment, distribution of his or her benefit shall be made as provided below in this Article 8.

    8.3  TIME OF DISTRIBUTION TO PARTICIPANT.

         (A) Except as provided in Sections 8.4 and 8.5, and unless a Participant elects otherwise, the distribution of a Participant's benefit under
Section 8.6 shall occur not later than sixty (60) days after the close of the Plan Year in which occurs the later of (i) the Participant's attainment of his or her Normal Retirement Age, (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's termination of employment.

         (B) If the value of a Participant's entire vested benefit exceeds $3,500, no distribution to such Participant shall occur before the Participant has attained the later of Normal Retirement Age or age sixty-two (62), unless an earlier distribution is elected by the Participant in accordance with Subsection (c) below. For this purpose, if the Participant's vested benefit at the time of any distribution exceeded $3,500, the value of his or her vested benefit at all times thereafter will be deemed to exceed $3,500.

               (c) The Plan Administrator shall provide a Participant with the notices required by Section 402(f) of the Code and Treasury Regulation
Section 1.411(a)-11(c) no less than thirty (30) days and no more than ninety
(90) days before receipt of the distribution. A Participant may elect to receive his or her benefit at any reasonable time after termination of employment. Such an election must be made in writing not more than ninety (90) days and not less than thirty (30) days before the date requested by the Participant for the distribution to occur. Such distribution may be made less than thirty (30) days after the notice required under Treasury Regulation
Section 1.411(a)-11(c) is given, provided that:

                       (1) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                       (2) The Participant, after receiving the notice, affirmatively elects a distribution.

       8.4 LATEST TIME OF DISTRIBUTION. Notwithstanding any other provision of this Plan, the distribution of a Participant's benefit shall occur under this Article 8 no later than the Participant's Required Beginning Date, whether or not the Participant's employment has terminated. Notwithstanding the foregoing sentence, the distribution of a Participant's benefit may be made pursuant to Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, even if such distribution would otherwise fail to satisfy the requirements of this Section 8.4 or any other provision of the Plan. If the Participant continues to participate in the Plan after his or her Required Beginning Date, distribution of any additional Plan benefit with respect to which distribution had not occurred as of the Required Beginning Date shall occur under Section 8.6 during each calendar year following a calendar year in which such an additional benefit is accrued.

       8.5 SMALL BENEFITS: IMMEDIATE PAYMENT. Notwithstanding any other provision of this Article 8, if the value of a Participant's entire vested benefit is $3,500 or less, then the benefit shall be paid to such Participant (or, in the case of his or her death, to the Beneficiary) in a single lump sum in cash as soon as practical following the Participant's termination of employment (unless an earlier distribution is required by Section 8.4). For this purpose, if the Participant's vested benefit at the time of any distribution exceeded $3,500, the value of his or her vested benefit at all times thereafter will be deemed to exceed $3,500.

       8.6 FORM OF DISTRIBUTION TO PARTICIPANT. A PARTICIPANT'S BENEFIT SHALL BE DISTRIBUTED IN A LUMP SUM IN CASH.

       8.7 DISTRIBUTION OF DEATH BENEFIT. If a Participant dies before receiving his or her benefit, such Participant's Beneficiary shall be entitled to receive such benefit after filing the prescribed claim form with the Plan Administrator. Subject to the provisions of Sections 8.5 and 8.9, the Participant's benefit shall be paid to his or her Beneficiary in the form of a single

                                         35.

lump sum in cash and the distribution shall be made as soon as reasonably practical after the Participant's death. However, in no event shall the lump sum distribution be made later than five (5) years after the Participant's death.

       8.8     BENEFICIARY DESIGNATION; SPOUSAL CONSENT RIGHTS.

               (a) A Participant's Beneficiary shall be the person(s) so designated by such Participant. If the Participant has not made an effective designation of a Beneficiary or if the designated Beneficiary is not living when a distribution is to be made, then (i) the surviving spouse of the deceased Participant shall be the Beneficiary, if then living, or (ii) if none, the estate of the Participant shall be the Beneficiary. The Participant may change his or her designation of a Beneficiary from time to time. Any designation of a Beneficiary (or an amendment or revocation thereof) shall be effective only if it is made in writing on the prescribed form and is received by the Plan Administrator prior to the Participant's death.

               (b) The designation by a married Participant of a primary Beneficiary other than his or her surviving spouse shall not be valid unless such designation (i) includes the written consent of the surviving spouse that acknowledges the effect of such designation and is witnessed by either a Plan representative or a notary public, and (ii) names a specific Beneficiary that may not be changed without further spousal consent (unless the consent or a prior consent expressly permits designations by the Participant without any requirement of further consent by the spouse). Such consent shall be effective only as to the spouse who signs the consent and, once given, may not be revoked by such spouse. Notwithstanding the foregoing, such spousal consent shall not be required if it is established to the satisfaction of a Plan representative that the required consent cannot be obtained because there is no spouse, because the Participant is legally separated from or has been abandoned by the spouse (and the Participant has a court order to that effect), because the spouse cannot be located, or because of other circumstances that are deemed acceptable under applicable Treasury Regulations. If a Participant's spouse is legally incompetent to give consent, the spouse's legal guardian may do so, even if such guardian is the Participant. A designation of Beneficiary made by a Participant and consented to by his or her spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the time his or her benefit is distributed. Any new election must comply with the requirements of this Subsection 8.8(b).

               (c) The Plan Administrator may require such proof of death and such evidence of the right of any person to receive payment under Section
8.7 as the Plan Administrator may deem advisable. The Plan Administrator's determination of the right under this Section 8.8 of any person to receive payment shall be final and conclusive upon all persons.

       8.9     MINIMUM REQUIRED DISTRIBUTIONS; INCORPORATION OF REGULATIONS.

               (a)     All distributions under the Plan shall comply with
Section 401(a)(9) of the Code and the regulations promulgated thereunder, including Treasury Regulations Section 1.401(a)(9)-2, and the provisions of the Plan reflecting Section 401(a)(9) of the Code (including Section 8.4 and this
Section 8.9) shall override any other provisions of the Plan that are inconsistent therewith.

                                         36.

               (b) Notwithstanding anything in the Plan to the contrary, if a Participant dies before the distribution of his or her benefits has been made, the Participant's entire benefit shall be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the date of his or her death.

               (c) For purposes of this Section 8.9 and to the extent permitted by law, any amount paid to a Participant's child shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching the age of majority (or other designated event permitted by law).

       8.10    DIRECT ROLLOVER.

               (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 8.10, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator and in accordance with the regulations promulgated under
Section 402(c) of the Code, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b)     For purposes of this Section 8.10 and Section 8.11:

                       (1) "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code, or an annuity plan described in Section 403(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

                       (2) "Eligible rollover distribution" means any distribution, in a form permitted under Section 8.6 of the Plan, of all or any portion of the balance to the credit of the distributee, except that the following distributions shall not be eligible rollover distributions: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more, (ii) any distribution required under Section
8.4 and (iii) the portion of any distribution that is not includable in gross income.

                       (3) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                                         37.

                       (4) "Direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee.

       8.11 WITHHOLDING ON DISTRIBUTIONS. Distributions under this Plan shall be subject to Federal income tax withholding to the extent prescribed by
Section 3405 of the Code. In accordance with Section 3405(c) of the Code and the regulations thereunder, if a Participant elects to receive a distribution of any portion of an eligible rollover distribution rather than have such distribution transferred directly to an eligible retirement plan in accordance with Section 8.10, the Plan Administrator shall withhold or cause to be withheld from such distribution an amount equal to twenty percent (20%) of such distribution.

       8.12 DEFERRED DISTRIBUTION. The Accounts of Participants who have terminated employment and have not yet received the entire value of their vested Plan benefit may be charged with their proportionate shares of the administrative expenses of the relevant Investment Funds and with their shares of any per Participant fees charged by a third party administrator.

       8.13 DETERMINATION OF ACCOUNT BALANCE. Whenever a Participant or his or her Beneficiary is entitled to receive a distribution of the entire amount or a percentage of his or her Account balance, the amount of such Account balance shall be determined as of the Valuation Date immediately preceding the date of distribution, as adjusted for contributions and withdrawals made after such Valuation Date.

       8.14 NO LIABILITY. Any payment to any Participant, or to his or her legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims for benefits hereunder against the fiduciaries of the Plan, including the Employer, the Plan Administrator, and the Trustee, any of whom may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt therefor in such form as shall be determined by the fiduciary requesting such receipt. The Employer does not guarantee the Plan, the Participants, former Participants or their legal representatives or Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of the Plan. All of the benefits payable hereunder shall be paid or provided for solely from the Trust, and the Employer does not assume any liability or responsibility therefor.



                                          9


                              WITHDRAWALS WHILE EMPLOYED

       9.1     WITHDRAWALS FROM ROLLOVER ACCOUNT.   A Participant who has made
a Rollover Contribution and who is an Employee may make a withdrawal from his or her Rollover Account if:

               (a)     He or she has attained age fifty-nine and one-half (59
1/2) or

                                         38.

               (b) Subject to the restrictions of Section 9.5, he or she is eligible for a Hardship withdrawal.

The amount that may be withdrawn under this Section 9.1 shall not exceed the balance credited to the Participant's Rollover Account. Notwithstanding the foregoing provisions of this Section 9.1, to the extent required by applicable rules or regulations in order to maintain the qualification of the Plan or a plan from which assets are transferred to the Plan, the withdrawal of any portion of a Participant's Rollover Account that is attributable to a plan-to-plan transfer to the Plan from another qualified plan shall be subject to any additional limitation imposed on the amounts so transferred by the transferor plan immediately prior to such transfer.

       9.2 WITHDRAWALS FROM SALARY DEFERRAL ACCOUNT. A Participant who has withdrawn all amounts permitted to be withdrawn from his or her Rollover Account, if any, pursuant to Section 9.1, and who is an Employee may make a withdrawal from his or her Salary Deferral Account if:

               (a)     He or she has attained age fifty-nine and one-half (59
1/2) or

               (b) Subject to the restrictions of Section 9.5, he or she is eligible for a Hardship withdrawal.

       9.3 WITHDRAWALS FROM EMPLOYER CONTRIBUTIONS ACCOUNT. A Participant who has withdrawn all amounts permitted to be withdrawn from his or her Rollover Account and Salary Deferral Account, if any, and who is an Employee may make a withdrawal from the vested portion of his or her Employer Contributions Account if:

               (a)     He or she has attained age fifty-nine and one-half (59
1/2) or

               (b) Subject to the restrictions of Section 9.5, he or she is eligible for a Hardship withdrawal.

The amount that may be withdrawn under this Section 9.3 shall not exceed the vested portion of the balance credited to the Participant's
Employer Contributions Account.

       9.4 PLAN ADMINISTRATOR CONSENT. The Plan Administrator, in its sole discretion, may withhold its consent to any withdrawal under this Article 9, and the Plan Administrator may consent only to the withdrawal of a part of the amount requested by the Participant. The Plan Administrator shall act upon requests for withdrawals in a uniform and nondiscriminatory manner, based on written, objective criteria and consistent with the requirements of
Section 401(a), Section 401(k), Section 401(m) and related provisions of the
Code.

       9.5     HARDSHIP WITHDRAWAL RULES.

                                         39.

               (a) A Hardship withdrawal must be made on account of an immediate and heavy financial need of the Participant.

                       (1) The Plan Administrator shall determine whether a Participant has an immediate and heavy financial need based on all the relevant facts and circumstances. A financial need may be immediate and heavy even if it was reasonably foreseeable or voluntarily incurred by the Participant.

                       (2) However, a Hardship withdrawal will be deemed to be on account of an immediate and heavy financial need of the Participant if the Hardship withdrawal is for:

                               (A)     Costs directly related to the
construction or purchase (excluding mortgage payments) of the Participant's principal residence;

                               (B)     Expenses for medical care described in
Section 213(d) of the Code which (i) were previously incurred by the Participant or the Participant's spouse or dependent (as defined in Section 152 of the Code) or (ii) are necessary for such persons to obtain such medical care;

                               (C)     Payment of tuition and related
educational fees for the next twelve (12) months of post-secondary education for the Participant or his or her spouse, child or dependent (as defined in Section 152 of the Code);

                               (D)     Payment of amounts necessary to prevent
the eviction of the Participant from his or her principal residence or the foreclosure of the mortgage on the Participant's principal residence; or

                               (E)     Any other financial need that has been
identified as a deemed immediate and heavy financial need in a ruling of general applicability issued under the authority of the Commissioner of the Internal Revenue Service.

               (b) A Hardship withdrawal must be necessary to satisfy an immediate and heavy financial need of the Participant.

                       (1) A Hardship withdrawal will not be treated as necessary to satisfy an immediate and heavy financial need of the Participant to the extent it would exceed the amount required to relieve the financial need or to the extent such need may be satisfied from other resources reasonably available to the Participant. This determination generally is to be made on the basis of all relevant facts and circumstances. For purposes of this determination, the Participant's resources shall be deemed to include those assets of his or her spouse and minor children that are reasonably available to the Participant. However, property held for the Participant's child under an irrevocable trust or under the Uniform Gifts to Minors Act is not treated as a resource of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution of the Hardship withdrawal.

                                         40.

                       (2) However, a Hardship withdrawal will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if all of the following requirements are satisfied:

                               (A)     The amount of the Hardship withdrawal
must not exceed the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution of the Hardship withdrawal.

                               (B)     The Participant must have obtained all
distributions, other than Hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employer, unless obtaining such loan would increase the Participant's Hardship.

                               (C)     Upon receipt of a Hardship withdrawal,
the Participant shall be suspended from making Salary Deferral Contributions to the Plan or elective contributions to any other plan maintained by the Employer or an Affiliate (including qualified and nonqualified plans, but excluding health or welfare benefit plans) for twelve (12) months following the receipt of the Hardship withdrawal.

                               (D)     Upon receipt of a Hardship withdrawal,
the Participant may not make Salary Deferral Contributions to the Plan or elective contributions to any other plan maintained by the Employer or an Affiliate for the Participant's taxable year immediately following the year of the Hardship withdrawal in excess of the applicable limit under Section 402(g) of the Code for such following year, less the amount of such Participant's Salary Deferral Contributions to the Plan and elective contributions to any other plan maintained by the Employer or an Affiliate for the year of the Hardship withdrawal.

               (c) The Plan Administrator's determination of an immediate and heavy financial need of the Participant, the amount required to satisfy such need and the Participant's lack of other resources reasonably available to meet such need shall be made in a uniform and nondiscriminatory manner with respect to all Participants.

               (d) Notwithstanding any other provision of this Article 9, a Participant shall not be permitted to make a Hardship withdrawal of any Qualified Nonelective Contributions or of any earnings on such contributions credited to his or her Account.

               (e)     Hardship withdrawals from a Participant's Salary
Deferral Account under this Article 9 shall be limited to an amount equal to the Participant's total Salary Deferral Contributions under the Plan, determined as of the date of the withdrawal, reduced by the amount of any previous Hardship withdrawals.

                                         41.

               (f) In order to qualify for a Hardship withdrawal, the Participant must submit a properly completed withdrawal request form in accordance with procedures established by the Plan Administrator.

       9.6 FREQUENCY AND SOURCE OF WITHDRAWALS. A Participant shall not be permitted to make more than one withdrawal under this Article 9 in any period of twelve (12) consecutive months; provided, however, that withdrawals made at the same time shall be considered a single withdrawal. Withdrawals shall be paid from the affected Account and subaccounts. If more than one Investment Fund is available to pay the withdrawal, the withdrawal shall be made from the Investment Fund(s) designated by the Participant, subject to such ordering restrictions as the Plan Administrator may adopt; provided, however, that a Hardship withdrawal shall be made only after the maximum amount available without demonstrating a Hardship has been withdrawn.

       9.7 PAYMENT OF WITHDRAWALS. A Participant may request a withdrawal by filing the prescribed withdrawal request form with the Plan Administrator. A withdrawal shall be paid as soon as reasonably practical after the date on which the Plan Administrator receives the prescribed withdrawal form (subject to the Plan Administrator's consent). Withdrawals shall be paid only in a single lump sum payment in cash.

       9.8 VALUATION DATE. For purposes of this Article 9, the value of a Participant's Account and the vested percentage of any subaccounts shall be determined as of the Valuation Date preceding the date of distribution of the withdrawal amount, as adjusted for contributions and distributions made after such Valuation Date and for outstanding loans.


                                          10

                                 LOANS FROM THE PLAN

       10.1 ELIGIBILITY FOR LOANS. Upon written approval of the Plan Administrator, a Participant who is an Employee may obtain a cash loan from the Plan as provided in this Article 10. Notwithstanding the foregoing, to the extent required under applicable Department of Labor regulations, a Participant who is not an Employee but otherwise is a "party in interest" (within the meaning of Section 3(14) of ERISA) also shall be eligible to receive a loan under the terms of this Article 10.

       10.2    AMOUNT OF LOANS.

               (a) The minimum amount of a Participant's loan shall be $1,000.

               (b)     The maximum amount of a loan shall be the lesser of
(i) 50% of the Participant's vested Account balance or (ii) the amount determined under Section 10.3.

                                         42.

               (c) For purposes of this Section 10.2, a Participant's vested Account balance shall be determined as of the Valuation Date preceding the date of the loan, as adjusted for any distributions or contributions made after such Valuation Date.

       10.3 AGGREGATE LOAN LIMITATION. No loan shall be granted under the Plan if it would cause the aggregate balance of all loans that a Participant thereafter has outstanding under this Plan or under any other qualified plan maintained by the Employer or any Affiliate to exceed the lesser of:

               (a) $50,000, less the amount by which such aggregate balance has been reduced through repayments during the period of twelve (12) months ending on the day before such loan is made; or

               (b) The greater of (i) $10,000 or (ii) 50% of the vested portion of all accounts of the Participant under this Plan or under any other qualified plan maintained by the Employer or any Affiliate.

       10.4 LOAN REQUIREMENTS. Loans to Participants shall be made on such terms and conditions as the Plan Administrator may determine in its sole discretion, provided that loans shall:

               (a) Be available to all Participants on a reasonably equivalent basis;

               (b)     Other than by operation of the limitations contained in
Section 10.2, not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees;

               (c)     Bear a reasonable rate of interest;

               (d) Provide for level amortization over its term with payments at quarterly or more frequent intervals, as determined by the Plan Administrator;

               (e) Provide for repayment in full on or before the earlier of (i) the date when the Participant ceases to be an Employee, or a reasonable time thereafter, or (ii) the date five (5) years after the loan is made (or the date thirty (30) years after the loan is made if the loan is used to acquire a dwelling unit that, within a reasonable period of time, is to be used as the principal residence of the Participant); and

               (f)     Be adequately secured.

       10.5 LOAN PROCEDURES. The terms and conditions of any loans made from the Plan shall be set forth in the "Loan Procedures" that shall be adopted by the Plan Administrator as a part of the Plan, and which hereby are incorporated in this Plan by reference. Such Loan Procedures may be amended from time to time by the Plan Administrator, and shall provide, among other things:

                                         43.

               (a) The identity of the person or positions authorized to administer the loan program established pursuant to this Article 10;

               (b)     The procedure for applying for loans;

               (c)     The basis on which loans will be approved or denied;

               (d) Limitations (if any) on the types and amount of loans that are available under the Plan;

               (e) The procedure for determining a reasonable rate of interest that will be charged on loans;

               (f) The types of collateral that may secure a Participant's loan; and

               (g) The events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

       10.6    SEGREGATED INVESTMENT.  A loan to a Participant under this
Article 10 shall be a segregated investment of the Account and applicable subaccount of such Participant made at the Participant's direction. Principal and interest payments on a Participant's loan shall be allocated to such Participant's Account. Any loss caused by nonpayment or other default on a Participant's loan obligations shall be borne solely by such Participant's Account, and neither the Employer, the Plan Administrator, the Trustee, nor any employee of any of the foregoing, shall be liable for any such loss.


                                          11

                              FUNDING POLICY AND METHOD

       11.1 CONTRIBUTIONS. The Company shall cause the participating Employers to make Profit Sharing Contributions, Matching Contributions, and Qualified Nonelective Contributions to the Plan, as provided in Article 4. The Company shall also make arrangements for the collection of Salary Deferral Contributions and Rollover Contributions, as provided in Article 4.

       11.2 EXPENSES OF THE PLAN. All costs and expenses of the Plan shall be paid out of the Trust, to the extent such costs and expenses are not paid by the participating Employers.

       11.3 INDEPENDENT ACCOUNTANT. The Plan Administrator shall engage an independent qualified public accountant to conduct such examination and to express such opinion as may be required by Section 103(a)(3) of ERISA, if any. The Plan Administrator may remove and discharge the person so engaged, but in such event the Plan Administrator shall engage a

                                         44.

successor independent qualified public accountant to perform such examination and to express such opinion, if required.


                                          12


                  FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION

       12.1 PLAN SPONSOR AND PLAN ADMINISTRATOR. The Company is the "plan sponsor" and the Plan Administrator is the "plan administrator" of the Plan, as such terms are used in ERISA and the Code and the Plan Administrator as described herein.

       12.2 ADMINISTRATIVE RESPONSIBILITIES. The Plan Administrator shall be the named fiduciary that has the authority to control and manage the operation and administration of the Plan in the Plan Administrator's sole discretion subject to the terms of the Plan. The Plan Administrator shall make such rules, interpretations and computations and take such other actions to administer the Plan as the Plan Administrator may deem appropriate in its sole discretion. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons. In administering the Plan, the Plan Administrator shall act in a nondiscriminatory manner to the extent required by Section 401(a) and related provisions of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in Section 404(a)(1) of ERISA.

       12.3 MANAGEMENT OF PLAN ASSETS. The Plan Administrator shall be a named fiduciary with respect to control and management of the assets of the Plan, but only to the extent that it shall have the authority (i) to appoint one or more Trustees to hold the assets of the Plan and to enter into an agreement with each Trustee it appoints, (ii) to select Investment Funds in which Plan assets may be invested, (iii) to appoint one or more Investment Managers for any assets of the Plan and to enter into an investment management agreement with each Investment Manager it appoints, (iv) to direct the investment of any Plan assets not assigned to an Investment Manager or not invested in one or more Investment Funds at the direction of Participants in accordance with Article 6,
(v) to remove any Trustee or Investment Manager it appointed and (vi) to direct the Trustee to enter into a custodial agreement with a bank or trust company pursuant to which such bank or trust company is to have custody of Plan assets as an agent of the Trust. Each Investment Manager so appointed shall acknowledge in writing that it is a fiduciary with respect to the Plan.

       12.4 TRUSTEE AND INVESTMENT MANAGERS. The Trustee shall have the exclusive authority and discretion to control and manage the Plan assets held by it, except to the extent that (i) the Company directs how such assets shall be invested, (ii) the Company allocates the authority to manage such assets to one or more Investment Managers, (iii) the Plan prescribes how such assets shall be invested or (iv) Participants are permitted to direct the investment of their Accounts pursuant to Article 6. Each Investment Manager appointed under
Section 12.3 shall have the exclusive authority to manage, including the power to acquire and dispose of,


                                         45.

the Plan assets assigned to it by the Company except to the extent that the Plan prescribes how such assets shall be invested (including at the direction of Participants in accordance with Article 6). The Trustee and any Investment Manager shall be solely responsible for diversifying the investments, in accordance with Section 404(a)(1)(C) of ERISA, of the Plan assets assigned to them by the Company, except to the extent that the Company directs or the Plan prescribes how such assets shall be invested (including at the direction of Participants in accordance with Article 6).

       12.5 SELECTION OF SERVICE PROVIDERS AND DELEGATION OF FIDUCIARY RESPONSIBILITIES.

               (a) The Company may engage such attorneys, actuaries, accountants, consultants or other persons to render advice or to perform services with regard to any of its responsibilities under the Plan as it shall determine to be necessary or appropriate. The Company shall engage the Investment Management Advisor to assist the Plan Administrator with respect to control and management of the assets of the Plan.

               (b) The Company may designate by written instrument (signed by both parties) one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, fiduciary responsibilities of the Company. The Company shall not allocate or delegate to any other person any of its duties and responsibilities under the Plan. The duties and responsibilities of the Company under the Plan shall be carried out by the directors, officers and employees of the Company (or a Committee thereof appointed in accordance with Section 12.7), acting on behalf and in the name of the Company in their capacities as directors, officers and employees and not as individual fiduciaries. Except as provided in Section 13.3 (regarding the appointment of a Review Panel), the Company is specifically prohibited from designating any director, officer or employee of the Company as a fiduciary and from allocating or delegating to any such person any of its fiduciary responsibilities.

       12.6 SERVICE IN SEVERAL FIDUCIARY CAPACITIES. Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as the Plan Administrator and as a Trustee).

       12.7 APPOINTMENT OF THE COMMITTEE. The Company may appoint a Committee to act on its behalf in carrying out the Company's fiduciary duties under the Plan. If the Company appoints a Committee, as provided in this
Section 12.7, the following rules shall apply:

               (a)     The Committee shall be known as the 401(k) Plan
Committee.

               (b) The Committee shall consist of one (1) or more persons appointed from time to time by the Company who may be Employees and who shall serve at the pleasure of the Company without compensation, unless otherwise determined by the Company. The Company shall certify to the Trustee the members of the Committee.


                                          46.

               (c) The Committee shall act by agreement of a majority of its members, either by vote at a meeting or in writing without a meeting. By such action, it may authorize one or more members to execute documents on its behalf, perform other fiduciary and ministerial duties and direct the Trustee in the performance of its duties hereunder on behalf of the Committee. The Trustee, upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Committee. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee unless notified in writing. A member of the Committee, who is also a Participant hereunder, shall not vote or act upon any matter relating solely to himself or herself. In the event of a deadlock or other situation which prevents agreement of a majority of the Committee members, the matter shall be decided by the Company.

               (d) The Committee shall keep such written records as it shall deem necessary or proper, which records shall be open to inspection by the Company. The Committee shall obtain from the Trustee regular reports with respect to the current value of the assets held in the Trust, in such form as is acceptable to the Committee. The Committee shall keep on file a copy of this Plan and the Trust Agreement, including any subsequent amendments, all annual and interim reports of the Trustee and the latest annual report, summary of the annual report, and summary plan description required under Title I of ERISA for examination by Participants during business hours.

       12.8 INDEMNIFICATION. Unless otherwise addressed in a written contract entered into between the Company and a fiduciary of the Plan, the Company agrees to indemnify and reimburse, to the fullest extent permitted by law, members of the Committee, directors, officers and employees acting for the Company, all such former members, directors, officers and employees, and any other person to which any fiduciary responsibility with respect to the Plan is allocated or delegated, including but not limited to the Plan Administrator, for any and all expenses, liabilities or losses, including attorneys' fees, arising out of any act or omission relating to the rendition of services for or the management and administration of the Plan, other than such expenses, liabilities and costs as may result from the bad faith, criminal acts or willful misconduct of such persons or to the extent such indemnification is specifically prohibited by ERISA.

       12.9 Removal of Plan Administrator and Other Named Fiduciaries. The Company acknowledges that as a condition of participating in the Plan, the Company has no authority to change or remove either the Plan Administrator or any named fiduciary with respect to the control and management of the Plan's assets. The Company authorizes Crosspoint to remove the Plan Administrator and appoint a new Plan Administrator, but only if such action is effective for all companies for which Crosspoint has such authority. The Company also authorizes Crosspoint to remove any named fiduciary with respect to the control and management of the Plan's assets, but only if such action is effective for all companies for which Crosspoint has such authority.


                                          13

                               CLAIMS PROCEDURES

                                         47.

       13.1 APPLICATION FOR BENEFITS. Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) shall be submitted to the Plan Administrator in writing. An application for benefits shall be submitted on the prescribed form and shall be signed by the Participant or, in the case of a benefit payable after his or her death, by his or her Beneficiary.

       13.2 DENIAL OF APPLICATION. In the event that an application for benefits is denied in whole or in part, the Plan Administrator shall notify the applicant in writing of the denial and of the right to a review of the denial. The written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Plan. The written notice shall be given to the applicant within a reasonable period of time (not more than ninety (90) days) after the Plan Administrator received the application, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the notice be given more than one hundred eighty (180) days after the Plan Administrator received the application.


       13.3 REVIEW PANEL. The Plan Administrator may from time to time appoint a Review Panel that may consist of two (2) or more individuals who may, but need not, be Employees. If no such Review Panel is named, the Plan Administrator shall be deemed to be the Review Panel for purposes of this
Article 13. The Review Panel shall be the named fiduciary that has the authority to act with respect to any appeal from a denial of benefits or a determination of benefit rights.

       13.4 REQUEST FOR REVIEW. An applicant whose application for benefits was denied in whole or in part, or the applicant's duly authorized representative, may appeal from the denial by submitting to the Review Panel a request for a review of the application within sixty (60) days after receiving written notice of the denial from the Plan Administrator. The Plan Administrator and the Company shall provide the applicant or his or her representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for a review. The request for a review shall be in writing and addressed to the Review Panel. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request, and any other matters that the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

       13.5 DECISION ON REVIEW. The Review Panel shall act on each request for a review within sixty (60) days after receipt, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than one hundred twenty (120) days after the Review Panel received the request for a review. The Review Panel shall give prompt written notice of its decision to the applicant and to the Plan Administrator and the Company. In the event that the Review


                                         48.

Panel confirms the denial of the application for benefits in whole or in part, the notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based.

       13.6 RULES AND INTERPRETATIONS. The Review Panel shall adopt such rules, procedures and interpretations of the Plan as it deems necessary or appropriate in carrying out its responsibilities under this Article 13.

       13.7 EXHAUSTION OF REMEDIES. No legal action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with Section 13.1, (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with Section 13.4 and (iv) has been notified in writing that the Review Panel has affirmed the denial of the application; provided, however, that legal action may be brought after the Plan Administrator or the Review Panel has failed to take any action on the claim within the time prescribed by Sections 13.2 and 13.5, respectively.


                                          14

                       AMENDMENT OR DISCONTINUANCE OF THE PLAN

       14.1    AMENDMENTS.

               (a) The Company authorizes Crosspoint to amend the Plan on its behalf as long as any amendment to the Plan would not increase the contributions (other than Salary Deferral Contributions) that an Employer would be obligated to make to the Plan, but only if such amendment is effective for all companies for which Crosspoint has such authority.

               (b) The Company may not amend any provisions of the Plan without prior approval of the Plan Administrator, except with respect to the making, allocating, and vesting of Profit Sharing Contributions and Matching Contributions.

               (c) The Company may not make any amendment to the Plan that would jeopardize the status of the Plan as a multiple employer plan within the meaning of Section 413(c) of the Code. The Company acknowledges that as a condition of participating in the Plan, the Company may not amend or otherwise alter the provisions of Section 12.9 and Article 14 of the Plan.

       14.2 MERGER, CONSOLIDATION OR TRANSFER. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, the benefit that each Participant would be entitled to receive if the Plan were to terminate immediately after the merger, consolidation or transfer shall not be less than the benefit that he or she would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer. In the event a Participant's benefits are transferred to another qualified plan maintained by the Employer or any Affiliate of the Employer, if such transfer


                                         49.

would result in the elimination or reduction of any benefits protected under
Section 411(d)(6) of the Code, such transfer of benefits shall be conditioned upon a voluntary, fully informed election by the Participant to transfer such Participant's benefits to such other qualified plan in accordance with regulations under Section 411(d)(6) of the Code.

       14.3    RIGHT TO TERMINATE PLAN.

               (a) An Employer has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely and that the Employer will be able to make its contributions indefinitely, but the Employer shall be under no obligation to continue making contributions or to maintain the Plan for any given length of time and may, in its sole and absolute discretion, discontinue its contributions or terminate the Plan with respect to such Employer, at any time without any liability whatsoever.

               (b) The Company reserves the right to terminate the Plan at any time with respect to any or all Employers.

               (c) The Company may terminate participation in the Plan for itself and/or any or all Employers by provision of a written notice to the Plan Administrator and Crosspoint.

       14.4 Employer's Rights and Obligations Upon Plan Termination. Any other provision of the Plan to the contrary notwithstanding, upon any termination of the Plan, the Employer shall have no obligation or liability whatsoever to make any further payments (including any Matching Contributions payable prior to such termination) to the Trustee for benefits under the Plan. Neither the Trustee nor any Participant, Employee or Beneficiary shall have any right to compel the Employer to make any payment after the termination of the Plan.

       14.5 PARTICIPANTS' RIGHTS UPON PLAN TERMINATION. If the Plan is terminated or partially terminated, or if contributions are completely discontinued, then each Participant who then is an Employee and who is directly affected by such event shall have a one hundred percent (100%) vested interest in his or her Account (including all subaccounts), without regard to his or her Period of Service.




                                          15

                                 TOP-HEAVY PROVISIONS

       15.1 TOP-HEAVY PLAN DEFINED. Notwithstanding any other provision of this Plan to the contrary, this Article 15 shall apply if the Plan is a "Top-Heavy Plan" as defined herein. The Plan shall be a Top-Heavy Plan in a Plan Year if, as of the "Determination Date" (as defined in Section 15.2), the aggregate Account balances of "Key Employees" (as defined in Section 15.2) under the Plan exceeds sixty percent (60%) of the aggregate Account balances


                                         50.

under the Plan of all Employees, but excluding the Account balances of former Key Employees.

For purposes of this Article 15, an Employee's Account balance is the sum of
(i) his or her Account balance as of the most recent Valuation Date within the twelve (12) month period ending on the Determination Date, (ii) any contributions allocated to his or her Account after the Valuation Date and on or before the Determination Date, and (iii) the aggregate distributions (including distributions made on account of death and distributions from any terminated qualified retirement plan previously maintained by the Employer that would be included in the "Required Aggregation Group" (as defined in Section 15.2) if not terminated) made with respect to such Employee during the five-year period ending on the Determination Date and not reflected in the value of his or her Account as of the most recent Valuation Date.

In determining whether this Plan is a Top-Heavy Plan, all employers that are aggregated under Section 414(b), (c), (m) or (o) of the Code shall be treated as a single employer. In addition, all plans that are part of the Required Aggregation Group shall be treated as a single plan.

Notwithstanding the foregoing provisions of this Section 15.1, the following shall not be taken into consideration when determining an Employee's Account balance, except to the extent provided by regulations:

               (a) Any Rollover Contribution (or similar transfer) initiated by the Employee to this Plan (see Section 416(g)(4)(A) of the Code);

               (b) The Account balance of any individual who has not performed services for the Employer at any time during the five-year period ending on the Determination Date (see Section 416(g)(4)(E) of the Code).

       15.2 OTHER DEFINITIONS. For purposes of this Article 15, the following terms shall have the following meanings:

               (a) "Compensation," as used in this Article 15, shall have the same meaning given that term in Section 2.12.

               (b) "Determination Date" means the last day of the preceding Plan Year; provided, however, that for the first Plan Year of the Plan, the Determination Date shall be the last day of that Plan Year.

               (c) "Employee" means (i) a current Employee or (ii) a former Employee who was credited with an Hour of Service during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years.

               (d) "Key Employee" means an Employee, a former Employee, or the Beneficiary under the Plan of a former Employee who, in the Plan Year containing the Determination Date, or any of the four (4) preceding Plan Years, is:


                                         51.

                       (1) An officer of the Employer having an annual Compensation greater than fifty percent (50%) of the amount in effect under
Section 415(b)(1)(A) of the Code for any such Plan Year.  Not more than fifty
(50) Employees or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees shall be considered as officers for purposes of this paragraph.

                       (2) One of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in the Employer, which is more than one-half percent (.5%) ownership interest in value, and whose Compensation exceeds the maximum dollar limitation under Section 415(c)(1)(A) of the Code as in effect for the calendar year in which the Determination Date falls.

                       (3)   A five percent (5%) owner of the Employer.

                       (4) A one percent (1%) owner of the Employer having an annual Compensation from the Employer of more than $150,000.

Whether an Employee is a five percent (5%) owner or a one percent (1%) owner shall be determined in accordance with Section 416(i)(1)(B) of the Code.

               (e) "Non-Key Employee" means any Employee who is not a Key Employee or any Beneficiary under the Plan of a former Employee who was not a Key Employee.

               (f)     "Required Aggregation Group" means:

                       (1) Each stock bonus, pension or profit sharing plan of the Employer in which a Key Employee participates and which is intended to qualify under Section 401(a) of the Code; and

                       (2) Each other such stock bonus, pension or profit sharing plan of an Employer which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

       15.3 TOP-HEAVY ACCRUAL RULES. If the Plan is a Top-Heavy Plan in a Plan Year, the following rules shall apply:

               (a) The aggregate Profit Sharing Contributions, Nonelective Contributions, and Forfeitures allocated to each "Eligible Non-Key Employee" (as defined below) shall not be less than the lesser of the following percentages of the Eligible Non-Key Employee's Compensation for the Plan Year:

                       (1) Three percent (3%) or, if the Employer has a defined benefit plan which designates this Plan to satisfy the requirements for a minimum contribution or benefit under Section 416 of the Code, five percent (5%); or


                                         52.

                       (2) The highest percentage of Compensation provided in the form of all contributions under the Plan (including Salary Deferral Contributions and Matching Contributions) on behalf of any Key Employee for the Plan Year, including if that percentage is zero, zero percent (0%).

For purposes of this Section 15.3, "Eligible Non-Key Employee" shall mean a Non-Key Employee who is an Eligible Employee and who has not separated from service at the end of the Plan Year, regardless of (i) whether he or she has completed a Year of Service during the Plan Year, (ii) his or her level of Compensation, or (iii) whether he or she has declined to make any Salary Deferral Contributions.

               (b) a Participant's vested interest in his or her Profit Sharing Contributions Account and Matching Contributions Account shall be the percentage determined under the vesting schedule contained in Subsection 7.2(a) or the percentage determined under the vesting schedule set forth below, whichever is greater:

                             VESTED
       YEARS OF SERVICE      PERCENTAGE

       Less than 2             0%
       2 but less than 3      20%
       3 but less than 4      40%
       4 but less than 5      60%
       5 but less than 6      80%
       6 or more             100%

However, for any Plan Year which (i) occurs subsequent to a Plan Year in which this Plan was determined to be Top-Heavy and (ii) in which the Plan is not determined to be Top-Heavy, the vesting schedule contained in Subsection 7.2(a) shall again be effective except that the vested percentage of any Participant shall not be reduced thereby and any Participant with three (3) or more Years of Service shall have the right to select the vesting schedule under which his or her vested Account balance will be determined.

       15.4 IMPACT ON CONTRIBUTION LIMITATIONS. For any Plan Year during which the Plan is a Top-Heavy Plan, the number "1.0" shall be substituted for the number "1.25" wherever it appears in Section 415(e)(2)(B) and (3)(B) of the Code and Sections 2.16 and 2.17 of this Plan.


                                          16

                                MULTIPLE EMPLOYER PLAN

       16.1 PARTICIPATION AND COVERAGE. Section 410(a) of the Code shall be applied as if all employees of each of the employers who maintain the Plan are employed by a single


                                         53.

employer. However, the minimum coverage requirements of Section 410(b) of the Code are generally applied to the Plan on an employer-by-employer basis, taking into account the generally applicable rules such as Sections 401(a)(5), 414(b), and 414(c) of the Code.

       16.2 EXCLUSIVE BENEFIT. For purposes of Section 401(a) of the Code, in determining whether the Plan is for the exclusive benefit of Employees and their Beneficiaries, all employees participating in the Plan shall be considered Employees.

       16.3 VESTING. Section 411 of the Code shall be applied as if all employers who maintain the Plan constitute a single employer, except that the application of any rules with respect to breaks in service shall be made under regulations prescribed by the Secretary of Labor. Thus, all the hours which an Employee worked for each employer maintaining the Plan shall be aggregated in computing the Employee's Hours of Service under the Plan.

       16.4    DEDUCTION LIMITATIONS.  Each applicable limitation provided by
Section 404(a) of the Code shall be determined as if each employer who maintains the Plan were maintaining a separate plan.

       16.5 QUALIFICATION. The qualification of the Plan is determined with respect to all employers maintaining the Plan. Therefore, the failure by one employer maintaining the Plan to satisfy an applicable qualification requirement will result in the disqualification of the Plan for all employers maintaining the Plan.


                                          17


                                  GENERAL PROVISIONS

       17.1 NO IMPLIED EMPLOYMENT CONTRACT. The adoption and maintenance of the Plan shall not be deemed to be a contract of employment between an Employer and any Employee. Accordingly, the Plan shall not be deemed (i) to give any Employee or other person any right to be retained in the employ of an Employer nor (ii) to interfere with the right of an Employer to discharge any Employee or other person at any time and for any reason, which right is hereby reserved.

       17.2    BENEFITS NOT ASSIGNABLE.  Except as otherwise provided in
Article 10 or as provided in Section 414(p) of the Code with respect to qualified domestic relations orders, or as otherwise provided under Section 401(a)(13) of the Code, no interest, whether vested or not, of a Participant or Beneficiary in the Plan, no Account balance nor distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any distribution or payment in any way be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Participant or Beneficiary. If any Participant or Beneficiary has been adjudicated a bankrupt


                                         54.

or has purported to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any distribution or payment, voluntarily or involuntarily, then the Company, in its discretion, may direct the Trustee to hold or apply the distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Company shall direct.

       17.3 QUALIFIED DOMESTIC RELATIONS ORDERS. In accordance with Section 414(p) of the Code, the Plan Administrator shall establish reasonable written procedures to determine the qualified status of domestic relations orders received with respect to Participants and to administer distributions to alternate payees under such qualified domestic relations orders.
Notwithstanding any other provision of the Plan, benefits under the Plan that are the subject of a qualified domestic relations order may be distributed to any alternate payee in compliance with the provisions of such qualified domestic relations order, without regard to whether the Participant to whose benefits the qualified domestic relations order relates has terminated employment with an Employer or has reached "earliest retirement age," as that term is defined in
Section 414(p) of the Code. Any payment to an alternate payee, or to his or her legal representative or beneficiary, pursuant to the terms of a qualified domestic relations order, shall be in full satisfaction of all claims under such order against the Trustee or an Employer, any of who may require such alternate payee, or his or her legal representative or beneficiary, to execute a receipt therefore in such form as shall be determined by the Trustee or an Employer, as the case may be.

       17.4 PAYMENTS OF BENEFITS TO INFANTS OR INCOMPETENTS. If the Company determines that any person entitled to payments under the Plan is an infant or is incompetent by reason of a physical or mental disability, then it may cause all payments thereafter becoming due to such person to be made to any other person for his or her benefit, without responsibility for the application of amounts so paid. Payments made pursuant to this provision shall completely discharge an Employer and the Trustee.

       17.5 UNCLAIMED BENEFITS. If any benefit would be distributable under the Plan but the Company is unable, after reasonable and diligent effort, to locate the Participant or Beneficiary to whom the distribution is payable for three (3) consecutive Plan Years, then the Participant's Account may be closed after the third consecutive Plan Year during which such distribution is payable but the Participant or Beneficiary cannot be found. The amount of the unpaid benefit shall be reallocated as determined by the Company, unless mandatory provisions of applicable escheat laws require another application, in which event such benefit shall be applied as such laws require. If, however, the Participant or Beneficiary subsequently makes a proper claim to the Company for any benefit that was reallocated and that was not lost by escheat, then such benefit (without income, gains or other adjustment) shall be restored to the Participant's Account from a special contribution made by the Employer for this purpose. The benefit shall thereafter be distributable in accordance with the terms of the Plan. Notification by certified or registered mail to the last known address of the Participant or Beneficiary will be deemed a reasonable and diligent effort to locate such person.

       17.6 SOURCE OF BENEFITS. The Trust shall be the sole source of benefits under the Plan, and each Participant, Beneficiary or other person who claims the right to any payment or


                                         55.

benefit under the Plan shall only be entitled to look to the Trust for such payment or benefit and shall not have any right, claim or demand therefor against an Employer or any officer or director of an Employer.

       17.7 FORMS OF PLAN COMMUNICATIONS. All communications from a Participant or Beneficiary with regard to the Plan shall become effective only when made in writing and filed with the Company. If the Company has adopted prescribed forms for any communications, such communications shall be effective only if filed on such forms.

       17.8 IRS QUALIFICATION. The Employer intends that the Plan (including the Trust Agreement forming a part thereof) shall be a qualified defined contribution plan for the exclusive benefit of Employees and their Beneficiaries, as provided in Sections 401(a), 401(k) and 501(a) of the Code.

       17.9 CONSTRUCTION OF PLAN. Any gender, where appearing in the Plan, shall be deemed to include the other gender, the singular shall include the plural, and the plural shall include the singular, unless the context otherwise requires. Titles are for reference only. In the event of a conflict between a title and the text of the Plan, the text of the Plan shall control. In the event of a conflict between the text of the Plan and any summary, description or other information regarding the Plan, the text of the Plan shall control.

       17.10 GOVERNING LAW. The provisions of the Plan shall be construed, administered and governed according to ERISA and, to the extent not superseded by ERISA, the laws of the State of California.

       17.11 SEVERABILITY. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.


                                         56.

                                      EXECUTION

       To record the adoption of the Plan to read as set forth herein, effective as of August 14, 1995, the Company has caused its authorized officer
to execute this document this       day of                , 1995.
                              -----        ---------------


                                       TINSLEY LABORATORIES, INC.


                                       BY:
                                          -----------------------------------
                                       PRINTED NAME:   Robert J. Aronno

                                       TITLE:   President


                                         57.